As filed with the Securities and Exchange Commission on
                                December 18, 1997

                      Registration No. 33-________________



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO. ___

                        POST-EFFECTIVE AMENDMENT NO. ___

                        (Check appropriate box or boxes)
                         ------------------------------

                             IMG MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                2203 GRAND AVENUE
                           DES MOINES, IOWA 50312-5338
                    (Address of Principal Executive Offices)

                                 (515) 244-5426
                        (Area Code and Telephone Number)

                           MARK A. McCLURG, PRESIDENT
                             IMG Mutual Funds, Inc.
                                2203 Grand Avenue
                           Des Moines, Iowa 50312-5338
                     (Name and Address of Agent for Service)
                          ----------------------------

                        Copies of all communications to:

                               John C. Miles, Esq.
                  Cline, Williams, Wright, Johnson & Oldfather
                  1900 First Bank Building, 233 So. 13th Street
                                Lincoln, NE 68508
                           ---------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on January 17, 1998, pursuant to Rule 488 under the Securities Act of 1933.

An indefinite amount of the Registrant's Common Stock has been registered under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

                             IMG MUTUAL FUNDS, INC.


                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

                                                 Proxy Statement/
Form N-14 Item No.                               Prospectus Caption
------------------                               ------------------

Part A

Item 1.    Beginning of Registration             Outside front cover
           Statement and Outside Front
           Cover Page of Prospectus

Item 2.    Beginning and Outside Back            Table of Contents
           Cover Page of Prospectus

Item 3.    Fee Table, Synopsis                   Synopsis; Risk Factors;
           Information and                       Proposal 1: Plan of
           Risk Factors                          of Reorganization;
                                                 Proposal 3: Plan of
                                                 Reclassification

Item 4.    Information About the Transaction     Outside Front Cover;
                                                 Synopsis; Proposal 1:
                                                 Plan of Reorganization;
                                                 Proposal 3: Plan of
                                                 Reclassification

Item 5.    Information About the Registrant      IMG Mutual Funds, Inc.

Item 6.    Information About the Company         IMG Mutual Funds, Inc.
           Being Acquired


Item 7.    Voting Information                    Outside Front Cover; Synopsis;
                                                 Information Relating to
                                                 Voting Matters

Item 8.    Interest of Certain Persons           Proposal 2 and Proposal 4:
                                                 Approval of Advisory
                                                 Agreement


Item 9.    Additional Information Required       Not Applicable
           For Re-offering by Persons Deemed
           To be Underwriters

                                                 Statement of Additional
Part B                                           Information Caption
------                                           -------------------

Item 10.    Cover Page                           Cover Page

Item 11.    Table of Contents                    Not Applicable

Item 12.    Additional Information               Cover Page
            About Registrant

Item 13.    Additional Information About         Not Applicable
            The Company Being Acquired

Item 14.    Financial Statements                 Not Applicable






Part C

The information required in Part C is included therein under the appropriate heading for the item.

January __, 1998


Dear Shareholder:

I am writing to ask you for your vote on important questions that affect your investment in the IMG Core Stock Fund and IMG Bond Fund (the "Funds") offered by IMG Mutual Funds, Inc. (the "Company"). While you are, of course, welcome to join us at the Funds' Special Shareholder Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card.

As you may be aware, Investors Management Group, which provides investment services to the Funds, has signed a definitive agreement to be acquired by AMCORE Financial, Inc., of Rockford, Illinois. This transaction will not result in any change to your Funds' advisory services or the high quality shareholder services that you have come to expect over the years.

As required by the Investment Company Act of 1940, the transaction will result in the automatic termination of the agreement under which Investors Management Group provides advisory services to the Funds. This transaction thus requires the approval by the holders of shares of each Fund of a new advisory agreement--which will be substantially identical to the agreement currently in effect.

As part of our continuing effort to maximize the benefits to shareholders of investing in the Funds, the Board of Directors of your Funds has recently reviewed and unanimously endorsed a proposal for the reorganization of the Funds, which they have determined to be in the best interest of the shareholders. The proposals call for the reorganization of the IMG Core Stock Fund into a new fund named Vintage Equity Fund and the elimination of multiple classes of shares offered by the IMG Bond Fund. The Vintage Equity Fund is being established by the Company as a new series as part of a related series of transactions involving the Company and resulting from the acquisition of Investors Management Company by AMCORE Financial, Inc. In these transactions, seven mutual funds managed by AMCORE generally referred to as the Vintage Funds will be reorganized as separate series of the Company. The IMG Core Stock Fund and the present AMCORE Vintage Equity Fund will be combined into the new Vintage Equity Fund, which after the combination will have aggregate net assets of approximately $408 million. Vintage Equity Fund will have similar investment objectives and investment policies as the IMG Core Stock Fund.

 The aggregate net asset value of shares of the Vintage Equity Fund that you will receive as a result of the reorganization will be equal to the aggregate net asset value of the IMG Core Stock Fund shares that you now own. As to the IMG Bond Fund, a Plan of Reclassification will result in the elimination of its multiple class structure. Shareholders holding any of the Fund's shares will receive new shares of one class. No sales charge will be imposed in the transaction and Fund shareholders will not bear any of the costs associated with the reorganization. Investors Management Group currently serves as investment advisor to IMG Mutual Funds, Inc., so consistency of portfolio management will be maintained following the transaction.

The Directors of the Funds recommend that the shareholders approve the reorganizations. The Directors believe the transactions would benefit the Funds and their shareholders by increasing the IMG Core Stock Fund's assets initially and enhancing both Funds' capacity to attract and retain investors. In making their determination, the Directors reviewed several factors, including the qualifications and capabilities of the service providers of IMG Mutual Funds, Inc. If, as expected, the distributor of IMG Mutual Funds, Inc. is able to distribute IMG Mutual Funds, Inc. shares successfully, growth in assets would make possible the realization of economies of scale and attendant savings in costs to IMG Mutual Funds, Inc. and its shareholders. Of course, achievement of these goals cannot be assured.

In considering these transaction, we are also asking that you approve certain amendments to the Company's Charter. These amendments will facilitate the transactions and also are intended to bring the Company's Charter up to date.

Finally, as a result of the acquisition of Investors Management Group by AMCORE Financial, Inc. and the proposed reorganizations, we are asking you to elect a new Board of Directors to serve after the acquisition is consummated. The slate of candidates expands the Board to seven members and eliminates any affiliation of a Director with Investors Management Group or AMCORE Financial, Inc. We believe we have identified excellent candidates who will serve the Company well as we complete the reorganizations in 1998 and continue the operations of our expanded fund family.

Detailed information about the proposed transactions and the reasons for them is contained in the enclosed combined Proxy Statement/Prospectus. The enclosed proxy card is, in essence, a ballot. It tells us how to vote on your behalf on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy card, we'll vote it according to the Directors' recommendation. We urge you to review carefully the Proxy Statement/Prospectus, fill out your proxy card, and return it to us. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than January 29, 1998.

NOTE: You may receive more than one proxy package if you hold shares in more than one account in a Fund, or if you hold shares in more than one Fund. You must return ALL proxy cards you receive. We have provided postage-paid return envelopes for each. If you have any questions, please call Investors Management Group at (515) 244-5426 or 1-800-798-1819.

Sincerely,


Mark A. McClurg, President
IMG Mutual Funds, Inc.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY __, 1998


TO THE SHAREHOLDERS OF IMG MUTUAL FUNDS, INC.


You are cordially invited to attend the Special Meeting of Shareholders of IMG Mutual Funds, Inc., which will be held at 2203 Grand Avenue, Des Moines, Iowa 50312-5338, on January ___, 1998, at 10:00 a.m., for the following purposes:


FOR SHAREHOLDERS OF THE IMG CORE STOCK FUND

1.       To consider and vote on a proposed Plan of Reorganization providing for
         (a) the transfer of all the assets of IMG Core Stock Fund to Vintage Equity Fund in exchange for shares of the Vintage Equity Fund; (b) the assumption by the Vintage Equity Fund of all of the liabilities of IMG Core Stock Fund; and (c) the distribution of shares of Vintage Equity Fund to the shareholders of IMG Core Stock Fund in complete liquidation of IMG Core Stock Fund.

2. To consider and vote upon a proposed new Advisory Agreement with Investors Management Group, Ltd. ("IMG") to be in effect after the proposed acquisition of IMG by AMCORE Financial, Inc.


FOR SHAREHOLDERS OF THE IMG BOND FUND

3. To consider and vote on a Plan of Reclassification providing for the reclassification of the three classes of shares currently authorized for the IMG Bond Fund into a single new class.

4. To consider and vote upon a proposed new Advisory Agreement with IMG to be in effect after the proposed acquisition of IMG by AMCORE Financial, Inc.


FOR ALL SHAREHOLDERS

5.       To elect a new Board of Directors

6. To approve and Amended and Restated Charter which is necessary to effectuate the reorganizations described herein and which provide future flexibility in creating new classes and series of shares for new mutual funds.

7. To act upon such other matters as may properly come before the meeting or any adjournments thereof.


The Board of Directors has fixed the close of business on Wednesday, December 31, 1997, as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Shareholders Meeting. As of the record date, there were _______ shares of IMG Mutual Funds, Inc. outstanding and eligible to vote at the Special Shareholders Meeting. A list of such shareholders will be maintained at the offices of Investors Management Group at 2203 Grand Avenue, Des Moines, Iowa 50312-5338, during the ten day period preceding the Special Shareholders Meeting. Please read the Proxy Statement/Prospectus carefully before telling us, through your proxy card, how you wish your shares to be voted. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF EACH OF THE PROPOSALS.

WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. No postage is required. Prompt return of your proxy card will be appreciated. Your vote is important no matter how many shares you own.

Des Moines, Iowa                    BY ORDER OF THE BOARDS OF DIRECTORS
January ___, 1998

                                            Ruth Prochaska, Secretary

                           PROXY STATEMENT/PROSPECTUS

                             IMG MUTUAL FUNDS, INC.

                               IMG CORE STOCK FUND
                                  IMG BOND FUND

                                2203 GRAND AVENUE
                           DES MOINES, IOWA 50312-5338
                            TELEPHONE 1-800-798-1819

This Proxy Statement/Prospectus is being furnished to shareholders of IMG Mutual Funds, Inc. (the "Company" or "IMG Funds") in connection with the solicitation by the Board of Directors of proxies to be used at the Special Meeting of Shareholders of the Company to be held at 2203 Grand Avenue, Des Moines, Iowa 50312-5338 at 10:00 a.m. on January ___, 1998, and any adjournments thereof. Shareholders of record as of the close of business on December 31, 1997 are entitled to vote at the Special Meeting. It is expected that this Proxy Statement/Prospectus will be mailed to shareholders of the Company on or about January ___, 1998.

This Proxy Statement/Prospectus relates to the proposed reorganization of IMG Core Stock Fund ("CS Fund") and reclassification of shares of IMG Bond Fund
("Bond Fund"). As a result of the proposed CS Fund reorganization, each shareholder of CS Fund will receive that number of full and fractional shares of a new series of shares of the Company designated Vintage Equity Fund shares having an initial net asset value equal to the net asset value of such shareholder's shares of CS Fund held as of the date of the proposed reorganization. As a result of the proposed reclassification of shares of the Bond Fund, all outstanding shares of the three classes of shares of the Bond Fund will be reclassified as shares of a new class, and each shareholder of the Bond Fund will receive that number of full and fractional shares of the new class having an initial net asset value equal to the net asset value of such shareholder's shares of the Bond Fund held as of the date of the proposed reorganization. In addition to considering the CS Fund reorganization and the Bond Fund reclassification, the shareholders of the CS Fund and Bond Fund will
(i) consider and vote on a new advisory agreement for the CS Fund and Bond Fund with Investors Management Group, Ltd. ("IMG"); (ii) elect a new Board of Directors; and (iii) consider and vote on proposed Articles of Amendment and Restatement to the Charter of Company.

The Company is a diversified registered open-end investment company that issues its shares in separate portfolios or series, each with its own investment objectives and policies. The investment objectives, policies and restrictions of the new Vintage Equity Fund are virtually identical to those of the CS Fund. For a comparison of the investment objectives, policies and restrictions of the CS Fund and the Vintage Equity Fund, see "Proposal 5: Plan of Reorganization--Investment Objectives, Policies and Restrictions."

IMG serves as the investment advisor for IMG Funds. The proposal to consider and vote on a new Advisory Agreement is necessitated as a result of the anticipated acquisition of IMG by AMCORE Financial, Inc. ("AMCORE"). The new Advisory Agreement would be in effect on and after the date that the acquisition of IMG by AMCORE (the "AMCORE/IMG Acquisition") is consummated. The election of a new Board of Directors is also being proposed, in part because of certain rules relating to the makeup of the Board of Directors of a mutual fund after the acquisition of its investment adviser. An entire new Board of Directors has been nominated for election, all of whom are unaffiliated with IMG or AMCORE and not otherwise deemed "interested" persons of Company at the time the AMCORE/IMG Acquisition is closed. Concurrently with the CS Fund Reorganization and the Bond Fund Reclassification, the Company will also be engaged in reorganization transactions with four other registered investment companies which will result in the Company offering nine other funds, including the Vintage Equity Fund, into which the CS Fund will be reorganized. The Articles of Amendment and Restatement are being proposed to effectuate the CS Fund Reorganization, the
Bond Fund Reclassification and make other changes to facilitate the establishment of the other funds and classes of shares in the Company.

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about IMG Funds that a prospective investor should know before investing. This document will give you the information you need to vote on the proposed CS Fund Reorganization and Bond Fund Reclassification and the other matters described herein. Much of the information is required under rules of the Securities and Exchange Commission and some of it is technical in nature. If there is anything you do not understand, please contact us at our toll-free number, 1-800-798-1819. Shareholders should return proxies and any correspondence to IMG, 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

The following documents have been filed with the Securities and Exchange Commission and are incorporated into this Proxy Statement/Prospectus by reference: (i) a Statement of Additional Information dated the date hereof and relating to this Proxy Statement/Prospectus; (ii) the Prospectuses and Statements of Additional Information of the IMG Funds, dated August 27, 1977 and __________, 1998. Copies of the referenced documents are available upon request and without charge by calling 1-800-798-1819.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATOR, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF IMG MUTUAL FUNDS, INC. ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

No person has been authorized to give any information or to make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

           This Proxy Statement/Prospectus is dated January ___, 1998.

                                    SYNOPSIS

WHO IS ASKING FOR MY VOTE?

The enclosed proxy is solicited by the current Directors of IMG Mutual Funds, Inc. (the "Company") for use at the Special Meeting of Shareholders of the Company to be held on January ___, 1998 (and if adjourned, at any adjourned meeting) for the purposes stated in the Notice of Special Meeting.

HOW DO YOUR FUND'S DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE ON THESE
PROPOSALS?

The Directors recommend that CS Fund shareholders vote:

     FOR the approval of the CS Fund Plan of Reorganization.

     FOR the approval of the new Advisory Agreement for the CS Fund.

The Directors recommend that Bond Fund shareholders vote:

     FOR the approval of the Bond Fund Plan of Reclassification

     FOR the approval of the new Advisory Agreement for the Bond Fund.

The Directors recommend that all shareholders vote:

     FOR the election of all nominees identified herein to the Board of Directors.

     FOR the approval of the Articles of Amendment and Restatement.


WHO IS ELIGIBLE TO VOTE?

         Shareholders of record at the close of business on December 31, 1997, are entitled to be present and vote at the meeting or any adjourned meeting. The CS Fund shareholders will vote separately on Proposals 1 and 2. The Bond Fund shareholders will vote separately on Proposals 3 and 4. All shareholders will vote together on the other proposals. On December 31, 1997, there were outstanding __________ shares of CS Fund and _______ shares of Bond Fund. The Notice of Special Meeting, combined Proxy Statement/Prospectus and the enclosed form of proxy are being mailed to shareholders of record on or about January ___, 1998.

         Each share is entitled to one vote, with fractional shares voting proportionately. Shares represented by duly executed proxies will be voted in accordance with the shareholder's instructions. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Fund's Secretary at the principal offices of the Fund, 2203 Grand Avenue, Des Moines, Iowa 50312-5338) or in person at the meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Fund. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Directors' recommendations. If any other business is brought before the meeting, your shares will be voted at the Directors' discretion.

WHAT IS BEING PROPOSED?

THE CS FUND REORGANIZATION. The Directors of the Company are recommending that shareholders approve a Plan of Reorganization of CS Fund into a new fund of the Company family designated Vintage Equity Fund. The Plan of Reorganization provides for the transfer of all of the assets and liabilities of CS Fund to Vintage Equity Fund, in exchange for shares of Vintage Equity Fund. The completion of these transactions, followed by the distribution of Vintage Equity Fund shares to CS Fund shareholders, will result in the combination of these Funds' assets and liabilities, with the shareholders of CS Fund becoming shareholders of the Vintage Equity Fund, followed by the termination of the CS Fund. Upon completion of the Reorganization:

         Shareholders of CS Fund will be Shareholders of Vintage Equity Fund which has similar investment objectives, policies and restrictions and purchase and redemption procedures as CS Fund.

         There  should  be  no  federal  income  tax   consequences   to  former
         Shareholders of CS Fund, resulting from the Reorganization.

THE NEW CS FUND ADVISORY AGREEMENT. The Board of Directors is recommending that CS Fund shareholders approve a new Advisory Agreement with IMG. This approval is being requested because of the anticipated acquisition of IMG by AMCORE ("AMCORE/IMG Acquisition"). The new Agreement would only be effective as to the CS Fund from the date that the AMCORE/IMG Acquisition is consummated, until the CS Fund is reorganized into the Vintage Equity Fund. No change in fees or responsibilities under the new Advisory Agreement will occur.

THE BOND FUND PLAN OF RECLASSIFICATION. The Board of Directors is recommending that the Bond Fund shareholders approve a Plan of Reclassification that will reclassify all existing classes of Bond Fund Shares (Select Shares, Adviser
Shares and Institutional Shares) into a new untitled class of shares. The new class of shares will not currently carry 12b-1 fees or shareholder servicing fees and will be lower in total overall fees than the Adviser shares. Upon the consummation of the reclassification all current holders of Bond Fund shares will be shareholders of the new class. There should be no federal income tax consequences to Bond Fund shareholders, resulting from the reclassification.

THE NEW BOND FUND ADVISORY AGREEMENT. The Board of Directors is recommending that the Bond Fund shareholders approve a new Advisory Agreement with IMG. This approval is being requested because of the anticipated acquisition of IMG by AMCORE ("AMCORE/IMG Acquisition"). The new Agreement would only be effective as to the Bond Fund from the date that the AMCORE/IMG Acquisition is consummated, and will continue according to its terms after the reclassification is consummated. Investment advisory fees under the new Agreement increase upon the consummation of the reclassification. This increase from 0.30% to 0.55 % annually is the result of the review and restatement of fees upon the consummation of the AMCORE/IMG Acquisition. Total fees charged on the Bond Fund upon the reclassification will actually go down as to shareholders of Adviser shares. Additionally, the class will not initially bear 12b-1 fees or shareholder servicing fees.

THE ELECTION OF NEW DIRECTORS AND THE ARTICLES OF AMENDMENT AND RESTATEMENT. The Board of Directors is also recommending that all shareholders elect a new Board of Directors and approve certain amendments to the Company's Charter. Upon the acquisition of IMG by AMCORE, certain current Directors of Company that are affiliated with IMG, will resign. In addition, other Directors have indicated their intention of resigning. As a result, the Board of Directors has nominated a slate of candidates to be elected to replace them and to expand the Board upon the consummation of the AMCORE/IMG Acquisition. None of the nominees is affiliated with IMG or AMCORE or is otherwise deemed an "interested" persons of the Company.

     Finally,   as  part  of  the  CS  Fund   Reorganization,   the  Bond   Fund
Reclassification, and the other reorganizations that will be occurring concurrently, the Board of Directors is recommending that the Charter of the Company be amended and restated to facilitate the transactions to bring them up to date with current law and to provide greater flexibility in authorizing additional series and classes of shares in the future with respect to the Company's current funds and new funds which might be organized in the future.

WHY ARE THESE PROPOSALS BEING PRESENTED?

     The proposals described above are part of an overall series of proposed transactions in which:

         IMG will be acquired by AMCORE; and

         The Company and certain other funds advised by IMG will be combined with the existing AMCORE Vintage Funds to form a mutual fund family of 10 funds with aggregate net assets of approximately $910 million.

There  can  be  no  assurance  that  all  aspects  of  the  proposed  series  of transactions will be completed, as several transactions are subject to shareholder approval. However, completion of the Reorganization is subject to completion of the other related transactions.


FOR THE SHAREHOLDERS OF THE CORE STOCK FUND ONLY


PROPOSAL 1: CS FUND PLAN OF REORGANIZATION

GENERAL INFORMATION

         The Board of Directors has unanimously approved the proposed Plan of Reorganization (the "Plan") providing for the reorganization of CS Fund into Vintage Equity Fund in exchange for shares of Vintage Equity Fund and the assumption by Vintage Equity Fund of the liabilities of CS Fund (the "Reorganization"). The proposed transaction would occur on or about February 12, 1998 (the "Closing Date"). The value of the acquired assets of CS Fund will be determined as of 3:00 p.m. Central Time on the business day immediately prior to the Closing Date. The aggregate net asset value of the shares of Vintage Equity Fund issued in exchange, will equal the aggregate net asset value of the shares of CS Fund then outstanding. In connection with the proposed Reorganization, shares of Vintage Equity Fund will be distributed to shareholders of CS Fund, and CS Fund will be terminated. As a result of the proposed Reorganization, each shareholder of CS Fund will cease to be a shareholder of CS Fund and will receive that number of full and fractional shares of Vintage Equity Fund, and having a net asset value equal to the net asset value of, such shareholder's corresponding shares of CS Fund. The foregoing is only a summary and is qualified in its entirety by reference to the Plan, a copy of which is Exhibit A hereto.

         IMG , the current investment advisor to CS Fund, will provide investment advisory services to Vintage Equity Fund.

         Because all shares of CS Fund and Vintage Equity Fund are in uncertificated book-entry form, the exchange of shares will take place automatically on the Closing Date. If will not be necessary for shareholders to submit transmittal forms or other documents.

SHAREHOLDER SERVICES AND PRIVILEGES

         Former shareholders of CS Fund will enjoy all the same services and privileges as other shareholders of the Company, including the opportunity to exchange into portfolios with a wide variety of investment objectives and policies. Purchase and redemption procedures for the Vintage Equity Fund are substantially identical to those of the CS Fund, except those that relate to the multiple class structure. CS Fund is presently offered in three classes of shares with conversion rights. Vintage Equity Fund shares will be offered in two classes as part of the Reorganization and presently contemplates offering only two classes after the Reorganization.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         Vintage Equity Fund has similar investment objectives, policies and restrictions as CS Fund. Thus, the risks of investing in Vintage Equity Fund should be substantially similar. The principal differences between Vintage Equity Fund and CS Fund are set forth below:

         The investment objectives of CS Fund and Vintage Equity Fund are identical - "to seek capital appreciation"

         Both funds invest primarily in equity securities, including foreign securities. Under normal market conditions, CS Fund invests at least 65% of its assets in equity securities. Under normal market conditions, Vintage Equity Fund invests at least 75% of its assets in equity securities. Both funds may also use call options on equity securities, and futures contracts and related options for bona fide hedging purposes to manage risk, engage in when-issued and delayed-delivery transactions, and lend portfolio securities.

         Vintage Equity Fund does employ a somewhat different portfolio management style than CS Fund. Vintage Equity Fund invests primarily in equity securities of mainly large capitalization companies with strong earnings potential and strives for high over-all return while minimizing risk through the selection of a majority of quality dividend paying equity securities. CS Fund invests primarily in equity securities but without a specific intent to purchase large capitalization companies. CS Fund also emphasizes identifying companies that exhibit strong or improving business fundamentals and below-average relative valuations. An emphasis on strong earnings potential by Vintage Equity Fund can be expected to lead to different security selections over time than CS Fund's emphasis on below-average valuations.

         The investment restrictions of Vintage Equity Fund are substantially similar to the investment restrictions of CS Fund, with the exception that Vintage Equity Fund has no explicit limit on the proportion of net assets which may be invested in futures contracts or related options. In practice, however, neither fund has used futures contracts or options.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

         For the reasons set forth below, the Board of Directors, including all of the Directors who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Disinterested Directors"), have unanimously concluded that the Reorganization will be in the best interests of the shareholders of CS Fund, and that the interests of the existing shareholders of CS Fund will not be diluted as a result of the transactions contemplated by the Plan. The Board of Directors therefore has submitted the Plan for approval by the shareholders at the Special Meeting of Shareholders to be held on January ___, 1998. Approval of the Plan requires the vote of a majority of the outstanding voting securities of all classes of shares of the CS Fund.

         The Directors have approved the Plan because in connection with the various planned reorganizations for the Company, the Vintage Equity Fund would be much larger than the CS Fund, there would not be a perceived need for two similar equity funds within the Company's family of funds and they believe it will benefit CS Fund shareholders by creating operating efficiencies through the expected greater ability of IMG Funds to attract and retain investors in the Vintage Equity Fund. In determining whether to recommend the approval of the proposed Reorganization to the shareholders, the Directors considered a number of factors, including, but not limited to: (i) the fact that IMG will continue to manage the investments of the Vintage Equity Fund and will have access to additional investment personnel when IMG is acquired by AMCORE; (ii) the capabilities and resources of the other service providers of IMG in the areas of marketing, investment and shareholder services; (iii) the expenses and advisory fees applicable to CS Fund before the Reorganization and the estimated expense ratios of the Company and the Vintage Equity Fund after the Reorganization; (iv) the terms and conditions of the Plan and whether the proposed Reorganization will result in dilution of CS Fund shareholder interests; (v) the economies of scale realized through the combination of the funds, including the addition of assets from the acquisition by the Company of the AMCORE Vintage Equity Fund;
(vi) the costs estimated to be incurred to complete the proposed Reorganization; and (vii) the future growth prospects of the Company.

         In this regard, the Directors reviewed information provided by IMG relating to the anticipated impact to the shareholders of CS Fund as a result of the proposed Reorganization. The Directors considered the probability that the elimination of duplicative operations and the increase in the asset levels of IMG Funds after the proposed Reorganization will result in the following potential benefits for shareholders of CS Fund, although there can, of course, be no assurances in this regard:

         (1) Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of CS Fund with the assets of Vintage Equity Fund, including the AMCORE Vintage Equity Fund, will lead to reduced total operating expenses for shareholders of CS Fund on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base.

         (2) Elimination of Separate Operations. Consolidating CS Fund and the Vintage Equity Fund will eliminate the duplication of services and expenses that could exist as a result of their separate operations and will promote more efficient operations on a more cost-effective basis.

         The Board of Directors also considered certain possible disadvantages of the proposed Reorganization. Shareholders of CS Fund holding Adviser Shares, who will receive S Shares of Vintage Equity, will see a small increase in their current operating expenses from 1.38% to 1.39% and will give up the opportunity to convert to Select Shares or Institutional Shares which have lower operating expenses. Holders of CS Fund Select Shares, which will receive S Shares of Vintage Equity, will experience an increase in operating expenses from current annual operating expenses of 1.13% to 1.39%. Holders of CS Fund Institutional Shares, which will receive T Shares of Vintage Equity, will experience an increase in operating expenses from current annual operating expenses of 0.88% to 1.14%. See "Expense Summary" hereafter.

EXPENSE SUMMARY

         The purpose of the following tables is to inform investors of the various costs and expenses they will bear, directly or indirectly, as shareholders of Vintage Equity Fund and to compare those costs and expenses with the costs and expenses borne by shareholders of CS Fund during the past fiscal year. Present holders of CS Fund Institutional Shares will receive "T Shares" of Vintage Equity. All other shareholders of CS Fund will receive S Shares of Vintage Equity.

SHAREHOLDER TRANSACTION EXPENSES

                                                     VINTAGE EQUITY                     CS FUND
                                                     T SHARES S SHARES          ADVISOR SELECT   INSTITUTIONAL
                                                     -----------------          ------------------------------

Maximum Sales Charge Imposed on Purchases              None     None             None    None        None
Maximum Sales Charge on Reinvested Dividends           None     None             None    None        None
Exchange Fee                                           None     None             None    None        None
Redemption Fee                                         None     None             None    None        None
Maximum Contingent Deferred Sales Charge               None     None             None    None        None
 (As a percent of original purchase price)

ESTIMATED ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

                                                     VINTAGE EQUITY                     CS FUND
                                                     T SHARES S SHARES          ADVISOR SELECT   INSTITUTIONAL
Management Fees                                       0.75%    0.75%             0.50%   0.50%       0.50%
12b-1 Distribution Fees 1                             0.00%    0.00%             0.40%   0.15%       0.00%
Shareholder Servicing Fees 2                          0.00%    0.25%             0.25%   0.25%       0.15%
Other Expenses                                        0.39%    0.39%             0.23%   0.23%       0.23%
                                                      ----     ----              ----    ----        ----
Total Fund Operating Expenses after Waivers 3         1.14%    1.39%             1.38%   1.13%       0.88%


1 Pursuant to the Funds' Rule 12b-1 Plan, the maximum 12b-1 Distribution Fees for Vintage Equity is 0.25%. Currently, however, it is intended that no such amounts will be paid under the Plan. Shareholders will be given at least 30 days' notice prior to the payment of any fees under the Plan.
2 Pursuant to the Fund Shareholder Servicing Plan, the maximum Shareholder Servicing Fee is 0.25%. Currently only S Shares pay service fees, however the Company may elect to pay such fees on T Shares at any time without further notice to shareholders.
3 Absent the reduction of distribution fees and services fees, "Total Operating Expenses" as a percentage of average daily net assets would be 1.64% for both T Shares and S Shares of Vintage Equity Fund.

         The table reflects the current fees and an estimate of other expenses. From time to time, the Advisor and/or Distributor may voluntarily waive the Management Fees, the 12b-1 Distribution Fees and/or Shareholder Servicing Fees and/or absorb certain expenses for a Fund. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers. Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank.

EXAMPLE

         You would pay the following expenses on a $1,000 investment in Vintage Equity Fund, and the CS Fund assuming (1) a (hypothetical) five percent annual return and (2) redemption at the end of each time period).

                             1 Year     3 Years     5 Years     10 Years

Vintage Equity Fund
     T Shares                 $12        $36         $63          $139
     S Shares                 $14        $44         $76          $167

CS Fund
     Advisor Shares           $14        $44         $76          $166
     Select Shares            $12        $36         $62          $137
     Institutional Shares     $9         $28         $49          $108

         THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions or their customers.

FEDERAL INCOME TAX CONSEQUENCES

         It is intended that the Reorganization will be tax-free, that is, that CS Fund shareholders will not recognize any gain or loss for federal income tax purposes on the exchange of CS Fund shares for shares of Vintage Equity Fund. Likewise, neither CS Fund nor Vintage Equity Fund should recognize any gain or loss for federal income tax purposes through the exchange of CS Fund assets and liabilities for shares of Vintage Equity Fund.

         Consummation of the Reorganization is subject to the condition that Company receive an opinion from Cline, Williams, Wright, Johnson & Oldfather (which opinion has now been received) to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of CS Fund to Vintage Equity Fund in exchange for shares of Vintage Equity Fund and the distribution to shareholders of CS Fund the shares of Vintage Equity so received, as described in the Plan, will constitute a reorganization within the meaning of Section 368(a)(1)(C) or Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by CS Fund as a result of such transactions; (iii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of CS Fund or Vintage Equity Fund on the distribution of shares of Vintage Equity Fund to shareholders of CS Fund in exchange for shares of CS Fund; (iv) in accordance with Section 358(a)(1) of the Code, the basis of Vintage Equity Fund shares received by a shareholder of CS Fund will be the same as the basis of the shareholder's shares immediately before the time when the Reorganization becomes effective;; (v) in accordance with Section 362(b) of the Code, the basis to IMG Funds of the assets of the CS Fund received pursuant to such transactions will be the same as the basis of the assets in the hands of the CS Fund immediately before such transactions; (vi) in accordance with Section 1223(1) of the Code, a shareholder's holding period for shares of Vintage Equity Fund will be determined by including the period for which the shareholder held the shares of the CS Fund exchanged therefor, provided such shares of the CS Fund were held as a capital asset; and (vii) in accordance with Section 1223(2) of the Code, the holding period for Vintage Equity Fund with respect to the assets received in the Reorganization will include the period for which such assets were held by the CS Fund.

         No party to the Reorganization has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income tax consequences.

         Both Vintage Equity Fund and CS Fund have conformed their operations to the requirements of Subchapter M of the Code and, as a result, do not bear any corporate level federal or state income tax.

SHARES AND SHAREHOLDER RIGHTS

         IMG Mutual Funds, Inc. is a Maryland corporation organized on November 16, 1994. The Vintage Equity Fund was created by the Company's Board of Directors on November 3, 1997, to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of The Coventry Group, a Massachusetts business trust, and to acquire the CS Fund and one other small mutual fund. Like the CS Fund shares, each share of Vintage Equity Fund represents an equal proportionate interest in it and is entitled to such dividends and distributions out of the income earned on the assets belonging to it as are declared at the discretion of the Directors.

         The Charter of the Company permits it, by resolution of its Board of Directors, to create new series of common stock relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same fund. Differences could exist, for example, in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of Shares offered by a particular fund. Such an arrangement could enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments. Reference is made to the Vintage Equity Fund Prospectus dated ______________, 1998, for a detailed description of the classes of shares now offered under the heading "Organization and Shares of the Funds."

         Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of each series of the Company will vote together and not by class unless otherwise required by law or permitted by the Board of Directors. All shareholders will vote together as a single class on matters relating to a fund's investment advisory agreement, investment objective and fundamental policies.

         Shares of the Company Funds have non-cumulative voting rights and, accordingly, the holders of more than 50 percent of outstanding shares
(irrespective of class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion, pursuant to the Charter. When issued for payments as described in the Prospectus, shares will be fully paid and nonassessable. All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the transfer agent.

         The Company may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, in its discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Company has also adopted provisions in its Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

         There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office has been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may remove a Director by the affirmative vote of a majority of the outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders of record of not less than 10 percent of the outstanding voting securities.

CAPITALIZATION

         The table on the next page shows the pro forma capitalization of the combined CS Fund-Vintage Equity Fund and the pro forma capitalization of these funds when all reorganizations are completed, based on information as of November 30, 1997. Reference to CVF Equity Fund is to a separate series of the Capital Value Fund, Inc., (another mutual fund family advised and administered by IMG), that will be reorganized into the Vintage Equity Fund at the same time that the CS Fund will be reorganized.

                                        As of November 30, 1997
                            (In millions, except net asset value per share)
                       CS Fund   CVF Equity        AMCORE       CS Fund-
                                   Fund            Funds        CVF-AMCORE
                            Combined                            Funds Pro Forma
                             Equity                             Equity
--------------------------------------------------------------------------------
Total Net Assets            $17.347               $391.213       $408.560

Shares Outstanding            1.735                 18.883         40.860

Net Asset Value
  Per Share                 $10.00                $ 20.72         $ 10.00

The foregoing table assumes that all relevant reorganization transactions occurred as if effected November 30, 1997, and that initial capital of 10 shares at $10 per share was invested in Vintage Equity immediately prior thereto.

                             IMG MUTUAL FUNDS, INC.

GENERAL. IMG Mutual Funds, Inc. is a Maryland corporation organized in November 1994, and operates as an open-end diversified management investment company offering its shares in series, each series referred to as a separately identifiable fund (e.g. Core Stock Fund, Bond Fund, Vintage Equity Fund) For a general discussion of Vintage Equity Fund, see the accompanying Vintage Equity Fund Prospectus dated __________, 1998. For a general discussion of CS Fund, see the accompanying IMG Funds Prospectus dated August 27, 1997. For the convenience of CS Fund shareholders, cross-references to the Vintage Equity Fund Prospectus are set forth below.

CERTAIN EXPENSES AND FINANCIAL INFORMATION. No information on per-share income and capital changes is included in the Vintage Equity Fund Prospectus because Vintage Equity has not yet commenced substantive operations. For a discussion of the Vintage Equity Fund expenses, see "Proposal 1: Plan of Reorganization--Expense Summary" above and "Expense Summary" in the Vintage Equity Fund Prospectus.

INVESTMENT OBJECTIVES AND POLICIES. For a discussion of the Vintage Equity Fund investment objectives and policies, see "Investment Objectives, Policies and Restrictions" in the relevant IMG Funds Prospectus.

DIRECTORS AND OFFICERS. Overall responsibility for management of Vintage Equity Fund rests with the Board of Directors who are elected by the shareholders of the Company. There are currently six Directors, two of whom are "interested persons" within the meaning of that term under the 1940 Act. The Directors, in turn, elect the officers of Vintage Equity Fund to supervise actively its day-to-day operations. Directors Miles and McClurg, both interested persons and principals of IMG have submitted their resignations effective upon the date the AMCORE/IMG Acquisition is consummated. The other directors have also indicated their intention to resign. A new Board of Directors will serve after the closing of the AMCORE/IMG Acquisition See Proposal 5.

         The names of the current Directors and officers of the Company , their addresses, and principal occupations during the past five years are as follows:

* David W. Miles           President, Treasurer and Senior Managing Director,
Director                   Investors Management Group, and IMG Financial
                           Services, Inc.

* Mark A. McClurg          Vice President, Secretary and Senior Managing
President and Director     Director, Investors Management Group, and
                           IMG Financial Services, Inc.

David Lundquist            Managing Director, Lundquist, Schlitz & Associates, a
Chairman of the Board      consulting company, 1996 to present
and Director

Johnny Danos               President, Danos, Inc., a personal
Director                   investment company, 1994-present; Audit Partner,
                           KPMG Peat Marwick, 1963-1994

Debra Johnson              Vice President and CFO, Business Publications
Director                   Corporation/Iowa Title Company, a publishing and
                           abstracting service company

Edward J. Stanek           CEO, Iowa Lottery, a government-operated lottery
Director

* Ruth L. Prochaska        Controller/Compliance Officer, Investors Management
Secretary                  Group, and IMG Financial Services, Inc.

------------------
     * Denotes "interested persons," as defined in the 1940 Act, of the Company and the Advisor.

INVESTMENT ADVISOR AND ADMINISTRATOR. For a discussion of IMG and the services performed by it for the CS Fund and Vintage Equity Fund and its fees, see "Management and Fees" in the relevant Vintage Equity Fund Prospectus.

DISTRIBUTOR. For a discussion of BISYS Fund Services, Inc.'s activities as the Vintage Equity Fund distributor, the services performed by it and its fees, see "Management and Fees" in the Vintage Equity Fund Prospectus.

SHARES. For a discussion of voting rights of shares of the CS Fund and Vintage Equity Fund, see "Organization and Shares of the Funds" in the relevant Vintage Equity Fund Prospectus.

REDEMPTION OF SHARES.  For a discussion  concerning  redemption  of shares,  see
"Purchasing   Shares"  and  "Redeeming   Shares"  in  the  Vintage  Equity  Fund
Prospectus.

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS. For a discussion of the Vintage Equity Fund' policies with respect to dividends and distributions, see "Distributions and Taxes" in the Vintage Equity Fund Prospectus.

EXCHANGE PRIVILEGES. For a discussion of a Vintage Equity Fund shareholder's right to exchange shares for shares of another IMG Fund, see "Purchasing Shares
- Exchange Privilege" in the Vintage Equity Fund Prospectus.

LEGAL PROCEEDINGS. There are no pending material legal proceedings to which Vintage Equity Fund is a party.

SHAREHOLDER INQUIRIES. Shareholder inquiries relating to the CS Fund and Vintage Equity Fund or other IMG Funds may be addressed by writing to IMG, 2203 Grand Avenue, Des Moines, Iowa 50312-5338, or by calling toll free 800-798-1819.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE. Management discussion of fund performance is not included for Vintage Equity Fund, because it has not yet commenced operations. Management discussion of fund performance for the CS Fund is included in the IMG Funds Annual Financial Report included in the IMG Statement of Additional Information dated August 27, 1997.


PROPOSAL 2: APPROVAL OF NEW ADVISORY AGREEMENT


         The sole purpose of this Proposal is to permit shareholders of CS Fund to consider the New Agreement (herein described) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Reorganization by and among AMCORE Financial, Inc., IMG Acquisition, Inc., Investors Management Group, David W. Miles and Mark A. McClurg, dated September 30, 1997 (the "Acquisition Agreement"). Pursuant to the Acquisition Agreement, Investors Management Group will become a wholly owned subsidiary of AMCORE
Financial Inc. This Proposal will be adopted if approved by the lesser of (a) more than 50% of the outstanding shares of CS Fund or (b) 66 2/3% of the shares of CS Fund voting at a meeting at which a majority of such shares are represented in person or by proxy.

THE ADVISOR

         IMG is a federally registered investment advisor organized in 1982. Since then, its principal business has been providing continuous investment management to pension and profit sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, mutual funds, individuals and others. As of November 30, 1997, IMG had approximately $1.6 billion in equity, fixed income and money market assets under management.

         IMG is the investment advisor of IMG Mutual Funds, Inc., Iowa Schools Joint Investment Trust, Iowa Public Agency Investment Trust, Liquid Assets Fund, Inc., Municipal Assets Fund, Inc., and engages in certain other activities unrelated to investment companies. David W. Miles is President, Treasurer and Director and Mark A. McClurg is Vice President, Secretary and Director of Investors Management Group. Each directly owns 50% of the outstanding Class A voting securities of Investors Management Group and the IMG ESOP owns 100% of the outstanding ESOP voting securities. David W. Miles owns an additional 13% of the total outstanding voting securities beneficially through the ESOP, and Mark
A. McClurg beneficially owns an additional 5% of the total outstanding voting securities. Mr. Miles and Mr. McClurg intend to devote substantially all their time to the operation of Investors Management Group. Their address is 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

THE ACQUISITION

         Pursuant to the Acquisition Agreement, IMG will become a wholly owned subsidiary of AMCORE Financial, Inc. (the IMG/AMCORE Acquisition"). IMG will be the surviving entity and will continue to be headquartered in the historic
Crawford Mansion in Des Moines, Iowa. AMCORE is a publicly traded northern Illinois financial services holding company with assets exceeding $3.5 billion. AMCORE presently owns an investment advisory firm called AMCORE Capital Management, which is primarily known for its equity management. AMCORE Capital Management is the advisor to the nationally recognized AMCORE Vintage Mutual Funds. The AMCORE Vintage family of mutual funds consists of seven funds investing in stocks and bonds to meet various investor objectives. AMCORE Capital Management intends to merge operations with IMG after the AMCORE/IMG Acquisition. The AMCORE Vintage family of mutual funds will also be reorganized concurrently as part of IMG Funds.

         Under the terms of the Acquisition Agreement, each of IMG's ESOP shares will be converted into the right to receive 2.0038 shares of AMCORE Financial, Inc. common stock and each of IMG's Class A common shares will be converted into
(i) the right to receive 0.9808 shares of AMCORE Financial, Inc. common stock and (ii) the contingent right to receive additional AMCORE shares based on certain performance benchmarks in 1998, 1999 and 2000, with the shares issued in 1999, 2000 and 2001. The Acquisition is expected to be consummated on or about February 1, 1998, and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of Investors Management Group.

         IMG does not anticipate any reduction in the quality of services now provided to the funds it serves. As a condition of the Acquisition, certain officers of IMG have agreed to enter into employment agreements with AMCORE Financial, Inc., which are intended to assure that the services of such officers are available to IMG (and thus to CS Fund) after the Acquisition.

         As a result of the Acquisition, Mr. Miles will become Chief Operating Officer and Mr. McClurg will become Managing Director for Client Development for AMCORE Investment Group, N.A., a trust subsidiary owned by AMCORE Financial, Inc., in addition to retaining their responsibilities with IMG. Jay Evans, presently Chief Investment Officer of AMCORE Capital Management, Inc., will assume that role at IMG.

THE ADVISORY AGREEMENT

         The Directors are proposing that shareholders approve a new Advisory Agreement (the "New Agreement") between the CS Fund and IMG to be effective upon consummation of the Acquisition. In anticipation of the Acquisition, a majority of the Directors (including a majority of the "Disinterested Directors") approved the New Agreement on October 30, 1997. The shareholders of CS Fund are being asked to approve the New Agreement.

         THE ADVISORY AGREEMENT. The existing Advisory Agreement (the "Current Agreement") was last approved by a majority of the Disinterested Directors, voting in person at a meeting called for that purpose on June 5, 1997. The Current Agreement provides that the Advisor will supply investment research and portfolio management, including adequate personnel to market and supervise continuously the investment programs of the CS Fund, the administration of the investment programs and the composition of the portfolios.

         The Current Agreement provides that the Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by CS Fund in connection with any matters to which the Current Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of obligations or duties under the Current Agreement. The Current Agreement may be terminated at any time by either party without the payment of any penalty upon ninety (90) days written notice, and automatically terminates in the event of its assignment.

         For the fiscal year ended April 30, 1997, CS Fund paid $69,054 for services provided, under the Current Agreement.

         CS Fund pays all other expenses incurred in its operation including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, expenses of regular and special meetings of the Directors, fees and disbursements of custodians, insurance premiums, indemnification and other expenses not expressly provided for in the Current Agreement and any extraordinary expenses of a nonrecurring nature.

         THE NEW ADVISORY AGREEMENT. The Board of Directors approved the proposed New Agreement between the Funds and IMG on October 30, 1997. The form of the proposed New Agreement is substantially identical to the Current Agreement. There are no material differences between the Current Agreement and the New Agreement.

         The advisory fee as a percent of net assets payable by the CS Fund will be the same under the New Agreement as under the Current Agreement, that is 0.50 percent of the average daily net assets. If the advisory fee under the New Agreement had been in effect for the Fund's most recently completed fiscal year, contractual fees payable to the Advisor by the Funds would have been identical to those payable under the Current Agreement.

         In connection with approving the New Agreement, the Directors held a meeting on October 30, 1997. At this meeting, the Directors considered the possible effects of the Acquisition on the Company, the CS Fund and IMG and its ability to provide investment advisory services with respect to the Company and the CS Fund. In evaluating the New Agreement, the Directors took into account that the Current Agreement and the New Agreement, including the terms relating to the services to be provided thereunder by the Advisor and the fees and expenses payable by the Funds are identical. The Directors considered the skills and capabilities of the Advisor and the representation that no material change was planned in the current management or facilities of the Advisor as a result of the Acquisition. The Directors considered the continued employment of members of senior management of the Advisor pursuant to future employment contracts to be important to help assure the continuity of the personnel primarily responsible for maintaining the quality of investment advisory and other services for CS Fund. The Directors considered the possible benefits the Advisor may receive as a result of the Acquisition.

         The Directors, including a majority of the Disinterested Directors, concluded that if the Acquisition occurs, the New Agreement would be in the best interest of the Company, the CS Fund and the shareholders of the CS Fund. The Board of Directors unanimously approved the New Agreement and recommended such agreement for approval by the shareholders. The New Agreement will take effect upon the later to occur of (i) obtaining of shareholder approval or (ii) closing of the Acquisition. The New Agreement will continue in effect until December 31, 1998, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. However, upon the CS Fund Reorganization, the New Agreement will automatically terminate as to the CS Fund. In the event that shareholders of the CS Fund do not approve the New Agreement and the Acquisition is consummated, the Board of Directors would be forced to seek investment advisory services from another advisory organization. In the event the Acquisition is not consummated, the Advisor would continue to serve pursuant to the terms of the Current Agreement.


FOR THE SHAREHOLDERS OF BOND FUND ONLY

PROPOSAL 3: PLAN OF RECLASSIFICATION

GENERAL INFORMATION

         The Board of Directors has unanimously approved the proposed Plan of Reclassification providing for the reclassification of all outstanding shares of the Bond Fund into a new class of shares (attached hereto as Exhibit B) (the "Reclassification"). As a result of the Reclassification any shareholder of any present class of Bond Fund shares (currently Advisor shares, Select Shares and Institutional Shares) will receive shares of a new unnamed class of Bond Fund shares equal to the aggregate net asset value of the shares held by such shareholder on the day the reclassification is effective. Because all shares of the Bond Fund are in uncertificated book-entry form, the exchange of shares will take place automatically on the Reclassification date. It will not be necessary fro shareholders to submit transmittal forms or other documents. Adoption of the Plan of Reclassification requires the vote of the lesser of (a) more than 50% of the outstanding shares of the Bond Fund or (b) 66 2/3% of the shares of the Bond Fund voting at a meeting at which a majority of such shares are represented in person or by proxy.

SHAREHOLDER SERVICES AND PRIVILEGES

         Bond Fund shareholders will have the same services and privileges as shareholders of the IMG Funds as they enjoyed before, except that all conversion rights to other classes (as is presently the case) will be eliminated. Purchase and redemption procedures will remain unchanged, except again as they might relate to a multiple class structure.

BACKGROUND AND REASONS FOR THE PROPOSED RECLASSIFICATION

         For the reasons set forth below, the Board of Directors, including all of the Directors who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Disinterested Directors"), have unanimously concluded that the Reclassification will be in the best interests of the shareholders of Bond Fund. The Board of Directors therefore has also submitted the Plan for approval by the shareholders of the Bond Fund. Approval of the Plan requires the vote of a majority of the outstanding voting securities of all classes of shares of the Bond Fund.

         In determining whether to recommend the approval of the proposed Reclassification to the Bond Fund shareholders, the Directors considered a number of factors, including, but not limited to: (i) the fact that in connection with the various reorganizations planned for the IMG Funds, that the marketing plan for the Bond Fund would no longer contemplate the need for three classes of shares; (ii) that the class level expenses were related solely to facilitating the Bond Fund shares and without the distribution system in place to take advantage of the multiple class structure that growth in assets was unlikely; (iii) the expenses and advisory fees applicable to the three classes of shares before the Reorganization and the estimated expense ratios of the Company after the Reclassification; (iv) the terms and conditions of the Plan;
(v) the economies of scale realized through the combination of the classes and the resultant clearer marketing scheme would likely result in growth in assets;
(vi) the costs estimated to be incurred to complete the proposed Reclassification; and (vii) the future growth prospects of the Company. In this regard, the Directors reviewed information provided by IMG relating to the anticipated impact to the shareholders of Bond Fund as a result of the proposed Reclassification.

         The Board of Directors also considered certain possible disadvantages of the proposed Reorganization. Shareholders of Bond Fund holding Adviser Shares should experience only a small increase in their current operating expenses but will give up the opportunity to convert to Select Shares or Institutional Shares which have lower operating expenses. Holders of Bond Fund Select and Institutional Shares will experience an increase in operating expenses.

EXPENSE SUMMARY

         The purpose of the following tables is to inform investors of the various costs and expenses they will bear, directly or indirectly, as shareholders of the Bond Fund as a result of the reclassification and to compare those costs and expenses with the costs and expenses borne by shareholders of the existing shares of the Bond Fund.

SHAREHOLDER TRANSACTION EXPENSES

                                                     NEW BOND                          EXISTING BOND FUND
                                                     FUND CLASS                 ADVISOR SELECT   INSTITUTIONAL
                                                     ----------                 -------------------------------
Maximum Sales Charge Imposed on Purchases            None                         None   None      None
Maximum Sales Charge on Reinvested Dividends         None                         None   None      None
Exchange Fee                                         None                         None   None      None
Redemption Fee                                       None                         None   None      None
Maximum Contingent Deferred Sales Charge             None                         None   None      None
 (As a percent of original purchase price)

ESTIMATED ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

                                                     NEW BOND                          EXISTING BOND FUND
                                                     FUND CLASS                 ADVISOR SELECT   INSTITUTIONAL
                                                     ----------                 ------------------------------
Management Fees                                      0.55%                       0.30%   0.30%      0.30%
12b-1 Distribution Fees 1                            0.00%                       0.25%   0.15%      0.00%
Shareholder Servicing Fees 2                         0.00%                       0.25%   0.15%      0.10%
Other Expenses                                       0.42%                       0.23%   0.23%      0.23%
Total Fund Operating Expenses after Waivers 3        0.97%                       1.03%   0.83%      0.63%

1 Pursuant to the Funds' Rule 12b-1 Plan, the maximum 12b-1 Distribution Fees for Bond Fund is 0.25%. Currently, however, it is intended that no such amounts will be paid under the Plan. Shareholders will be given at least 30 days' notice prior to the payment of any fees under the Plan.
2 Pursuant to the Fund Shareholder Servicing Plans, the maximum Shareholder Servicing Fee is 0.25%. Currently, however, it is intended that so such amounts will be paid under the Plans, however, the Fund may elect to pay such fees at any time without further notice to shareholders.
3 Absent the reduction of distribution fees and services fees, "Total Operating Expenses" as a percentage of average daily net assets would be 1.47% for Bond Fund.

         The table reflects the current fees and an estimate of other expenses. From time to time, the Advisor and/or Distributor may voluntarily waive the Management Fees, the 12b-1 Distribution Fees and/or Shareholder Servicing Fees and/or absorb certain expenses for a Fund. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers. Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank.

EXAMPLE

         You would pay the following expenses on a $1,000 investment in Bond Fund various classes assuming (1) a (hypothetical) five percent annual return and (2) redemption at the end of each time period).

                                  1 Year     3 Years     5 Years     10 Years
Bond  Fund
     Advisor Shares                $10         $32         $55         $122
     Select Shares                 $ 8         $26         $46         $103
     Institutional Shares          $ 6         $20         $35         $ 79
     New Class                     $10         $31         $54         $119

         THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions or their customers.

FEDERAL INCOME TAX CONSEQUENCES

         It is intended that the Reclassification will be tax-free, that is, that the existing Bond Fund shareholders will not recognize any gain or loss for federal income tax purposes on the reclassification of their existing Bond Fund shares for shares of the new class of Bond Fund shares.

         Consummation of the Reclassification is subject to the condition that Company receive an opinion from Cline, Williams, Wright, Johnson & Oldfather (which opinion has now been received) to the effect that for federal income tax purposes the reclassification will not result in a taxable gain or loss to the Bond Fund or any of its shareholders

         IMG Funds has not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income tax consequences.

         The Bond Fund has conformed its operations to the requirements of Subchapter M of the Code and, as a result, does not bear any corporate level federal or state income tax.

SHARES AND SHAREHOLDER RIGHTS

         See the description of shareholder rights under Proposal 1: Agreement and Plan of Reorganization Shares and Shareholder Rights" for a description of shares and shareholders rights generally applicable to all IMG Funds shareholders. Reference is made to the Bond Fund Prospectus dated August 27, 1997, for a detailed description of the classes of shares now offered under the heading "Organization and Shares of the Funds."

PROPOSAL 4: APPROVAL OF NEW ADVISORY AGREEMENT

         The sole purpose of this Proposal is to permit shareholders of Bond Fund to consider the New Agreement (herein described) to take effect following the consummation of the transactions contemplated by the AMCORE/IMG Acquisition Agreement. See the discussion of the AMCORE/IMG Acquisition under Proposal 2 above for a description of the reasons for seeking approval of the New Advisory Agreement arising out of the AMCORE/IMG Acquisition and a description of IMG.

THE ADVISORY AGREEMENT

         The Directors are proposing that shareholders approve a new Advisory Agreement (the "New Agreement") for the Bond Fund with IMG to be effective upon consummation of the Acquisition. In anticipation of the Acquisition, a majority of the Directors (including a majority of the "Disinterested Directors") approved the New Agreement on October 30, 1997. The shareholders of the Bond Fund are being asked to approve the New Agreement.

         THE ADVISORY AGREEMENT. The existing Advisory Agreement (the "Current Agreement") was last approved by a majority of the Disinterested Directors, voting in person at a meeting called for that purpose on June 5, 1997. The Current Agreement provides that the Advisor will supply investment research and portfolio management, including adequate personnel to market and supervise continuously the investment programs of the Bond Fund, the administration of the investment programs and the composition of the portfolio.

         The Current Agreement provides that the Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by the Bond Fund in connection with any matters to which the Current Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of obligations or duties under the Current Agreement. The Current Agreement may be terminated at any time by either party without the payment of any penalty upon ninety (90) days written notice, and automatically terminates in the event of its assignment.

         For the fiscal year ended April 30, 1997, Bond Fund paid $23,868 for services provided, under the Current Agreement.

         The Bond Fund pays all other expenses incurred in its operation including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, expenses of regular and special meetings of the Directors, fees and disbursements of custodians, insurance premiums, indemnification and other expenses not expressly provided for in the Current Agreement and any extraordinary expenses of a nonrecurring nature.

         THE NEW ADVISORY AGREEMENT. The Board of Directors approved the proposed New Agreement between the Funds and IMG on October 30, 1997. The form of the proposed New Agreement is substantially identical to the Current Agreement. There are no material differences between the Current Agreement and the New Agreement, other than a different fee structure commencing on the date that the reclassification is effective.

         The advisory fee as a percent of net assets payable by Bond Fund will be the same under the New Agreement as under the Current Agreement until the reclassification is effective, that is 0.30 percent of the average daily net assets until the reclassification is effective. After the reclassification is effective the advisory fee payable will be increased to 0.55%. . If the advisory fee under the New Agreement had been in effect for the Fund's most recently completed fiscal year, contractual fees payable to the Advisor by the Funds would have been $43,758, compared to $23,868.

         In connection with approving the New Agreement, the Directors held a meeting on October 30, 1997. At this meeting, the Directors considered the possible effects of the Reclassification and the other various reorganizations on the Company, the Bond Fund and IMG and its ability to provide investment advisory services with respect to Company and the Bond Fund. In evaluating the New Agreement, the Directors took into account that the Current Agreement and the New Agreement, including the terms relating to the services to be provided thereunder by the Advisor and the fees and expenses payable by the Funds are identical. The Directors considered the skills and capabilities of the Advisor and the representation that no material change was planned in the current management or facilities of the Advisor as a result of the Acquisition. The Directors considered the continued employment of members of senior management of the Advisor pursuant to future employment contracts to be important to help assure the continuity of the personnel primarily responsible for maintaining the quality of investment advisory and other services for the Bond Fund. The Directors considered the possible benefits the Advisor may receive as a result of the Reclassification and the increase in the advisory fee.

         The Directors, including a majority of the Disinterested Directors, concluded that if the Acquisition occurs, the New Agreement would be in the best interest of the Company and the shareholders of the Bond Fund. The Board of Directors unanimously approved the New Agreement and recommended such agreement for approval by the shareholders. The New Agreement will take effect upon the later to occur of (i) obtaining of shareholder approval or (ii) closing of the Acquisition. The New Agreement will continue in effect until December 31, 1998, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. In the event that shareholders of Bond Fund do not approve the New Agreement and the Acquisition is consummated, the Board of Directors would be forced to seek investment advisory services from another advisory organization. In the event the Acquisition is not consummated, the Advisor would continue to serve pursuant to the terms of the Current Agreement.


PROPOSAL 5: ELECTION OF THE BOARD OF DIRECTORS

         In conjunction with the approval of the CS Fund Plan of Reorganization, the Bond Fund Plan of Reclassification, and the reorganizations of the other IMG acquired funds, and AMCORE Vintage Funds, the Board of Directors is recommending the election of a new board of seven directors at the Special Shareholder Meeting in order to better represent the various shareholders of the combined funds. This recommendation is also being made in light of the provisions of
Section 15(f) of the Investment Company Act which requires that the Board of Directors of the fund be comprised of at least 75% of persons who are not interested persons of the fund, when there is a sale of the investment advisor to a mutual fund. The nominating committee consisted of David Lundquist and Edward Stanek. The newly elected Board of Directors will be effective on the date of the closing of the AMCORE/IMG Acquisition. In the event that any nominee is unable or declines to serve as a director at the time of the Special Shareholder Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected or qualified.

         Described below are the nominees, their addresses and principal occupations held during the past five years. Each director who is deemed an "interested person" of the Company, as defined by the Investment Company Act of 1940, is indicated by an asterisk (*).

Lu (Baggenstos) Farber       Sole Proprietor, Tyler Associates, a strategic
Tacoma, WA 98407             planning, reengineering and organizational
                             change consulting firm, from 1996 to present;
                             Executive V.P. & Sr. Trust Executive, Key Trust
                             Company of the Northwest, from 1993 to 1996.

William J. Howard            Attorney at Brassfield, Cowan & Howard from
802 Lundvall Avenue          1973 to present
Rockford, IL 61107

Steven Zumbach               Attorney at Belin Lamson McCormick, Zumbach
2000 Financial Center        Flynn from 1977 to present
Des Moines, IA 50309

Barbara P. Hazlehurst        President, William R. Powers Advertising,
21277 N. Middleton Drive     a Des Plaines, IL based advertising firm,
Kildeer, IL 60047            from 1983 to present

Edward J. Stanek             Chief Executive, Iowa Lottery, a government
346 42nd Street              operated lottery, from 1985 to present
Des Moines, IA 50312

Fred Lorber                  Consultant at B. F.& Q. , a manufacturer
5 SW 52nd Street             of textiles, from 1996 to present, President
Des Moines, IA 50312         Lortex, Inc., from 1984 to 1996

John G. Taft                 President & CEO,  Dougherty  Summit  Securities
1360 French Creek Drive      LLC, from 1997 to present,  President & CEO,
Wayzata,  MN 55391           Voyageur Asset Management LLC, from 1991 to 1997

Debra L. Johnson,            CPA Vice  President & CFO,  Business  Publications
7211 Plum Drive              Corporation and Iowa Title Company,
Des Moines, IA 50322         a publishing and abstracting service company,
                             from 1990 to present

PROPOSAL 6: APPROVAL OF ARTICLES OF AMENDMENT AND RESTATEMENT

         In conjunction with the approval of the CS Fund Plan of Reorganization, the Bond Fund Plan of Reclassification, and the reorganizations of the other IMG acquired funds, and AMCORE Vintage Funds, the Board of Directors unanimously approved Articles of Amendment and Restatement to the Charter of the Company. The Articles of Amendment and Restatement are attached hereto as Exhibit C. The amendments proposed in the Articles amend those provisions in Article Fourth of the Charter relating to the number of authorized shares, the establishment of separate series and classes, and the allocation of expenses, assets and liabilities among the series and classes of shares. Additionally, the amendments make conforming changes to other Articles clarifying the relationship of series and classes of shares to voting rights of shareholders, net asset value, and miscellaneous other provisions. The changes to Article Fourth were necessitated to increase the authorized shares to a level sufficient to support the present and future needs. Other changes were recommended to the Board of Directors upon the advice of counsel to update the Articles to reflect current practices, changes in the law and to make future changes to the series and class structure more flexible and avoid the necessity of needless shareholder approval. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE ADOPTION OF THE ARTICLES OF AMENDMENT AND RESTATEMENT IN THE FORM INCLUDED HEREIN AS EXHIBIT C, WITH SUCH CHANGES OR OTHER ADDITIONS AS THE BOARD OF DIRECTORS MAY SUBSEQUENTLY APPROVE TO EFFECTUATE THE PURPOSES AND INTERESTS CONTEMPLATED AND DESCRIBED HEREIN.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

         This combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of Company for use at the Special Meeting of Shareholders to be held on January ___, 1998 (the "Meeting"). It is expected that the solicitation of proxies by the Board of Directors will be primarily by mail. The Company's officers may also solicit proxies by telephone facsimile transmission or personal interview.

         The following table gives the total number of shares of Company outstanding at the close of business on December 31, 1997, the record date for the meeting.

                  CS Fund        Advisor Shares....................
                                 Select Shares......................
                                 Institutional Shares............

                  Bond Fund      Advisor Shares...................
                                 Select Shares.....................
                                 Institutional Shares...........

         Each shareholder of record on the record date is entitled to one vote for each share owned and a fractional vote for each fractional share owned on each matter presented for shareholder vote.

         If the accompanying proxy is executed and returned in time for the Meeting, the shares presented thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting. If no specification is made, the proxy will be voted FOR all enumerated proposals. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Funds, c/o Secretary, 2203 Grand Avenue, Des Moines, Iowa 50312-5338, a written notice of revocation or a subsequently executed proxy or by attending the meeting and electing to vote in person.

SHAREHOLDER AND BOARD APPROVAL

         The CS Fund Plan of Reorganization and the Bond Fund Plan of Reclassification will not become effective unless approved by a majority of shares of each fund. The New Agreement must be approved for each fund by a "majority" vote, as defined in the 1940 Act and described in Proposal 2 above. In the election of Directors, a majority vote of all shares represented in person or by proxy at the meeting is required to elect a Director; cumulative voting is not authorized. In the approval of the Articles of Amendment and Restatement, a majority of shares of all funds is required. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular mater with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. An abstention will have the same effect as casting a vote against the Reorganization, the Reclassification and the Articles of Amendment and Restatement.

As of the Record Date, all of the officers and Directors beneficially owned, individually and as a group, less than 1% of the shares of each of the CS Fund and Bond Fund. No person owned of record or beneficially 5% or more of the outstanding shares of either CS Fund or Bond Fund as of November 30, 1997, except Blumenthal Revocable Trust, Robert G. Riley, Lou Hurwitz IRA, The Sargent Group, Science Center of Iowa, Friends of Faith Retirement Village and J. Douglas Reichardt.

QUORUM

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a particular proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. Under the Charter of Company, a quorum is constituted by the presence in person or by proxy of the holders of 33 1/3% of the aggregate outstanding shares of the Portfolios entitled to vote at the Meeting. If a proxy is properly executed and returned and is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

         This combined Proxy Statement/Prospectus and the related Statement of Additional information do not contain all of the information set forth in the registration statements and the exhibits relating thereto which IMG Mutual Funds, Inc. has filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the 1940 Act to which reference is hereby made. The SEC file number for the Vintage Equity Fund Prospectuses and related Statements of Additional Information which are incorporated by reference herein is Registration No. 33-81998.

         IMG Mutual Funds, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, files reports and other information with the SEC. Proxy material, reports, proxy and information statements, registration statements and other information can be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such filings may also be available at the following SEC regional offices:
Northwestern Atrium, 500 West Madison Street, Suite 1400, Chicago, IL 60661-2511; 7 World Trade Center, Suite 1300, New York, NY 10048 and 73 Tremont Street, Suite 600, Boston, MA 02108-3912. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C.
20549, at prescribed rates.

                                 OTHER BUSINESS

         The Fund's Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares in the Reorganization will be passed upon for IMG Mutual Funds, Inc. by Ober, Kaler, Grimes & Shriver, 120 E. Baltimore Street, Baltimore, Maryland 21202. Certain tax matters will be passed upon for IMG Mutual Funds, Inc. by Cline, Williams, Wright, Johnson & Oldfather, 1900 First Bank Building, 233 South 13th Street, Lincoln, Nebraska 68508. Cline, Williams, Wright, Johnson & Oldfather acts as legal counsel to IMG Mutual Funds, Inc., Investors Management Group, and other funds and entities managed by Investors Management Group.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Funds in writing at the address on the cover page of this combined Proxy Statement/Prospectus or by telephoning 800-795-1819.

                                     * * *

SHAREHOLDERS  WHO DO NOT EXPECT TO BE PRESENT AT THE  MEETING ARE  REQUESTED  TO
DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                   EXHIBIT A




                             PLAN OF REORGANIZATION


         THIS PLAN OF REORGANIZATION made as of the 30th day of October 1997, is made by and between IMG Core Stock Fund ("CSF") and Vintage Equity Fund ("Vintage Equity"), both portfolios of IMG Mutual Funds, Inc. ("IMG Funds").

                                   WITNESSETH:

         WHEREAS the Board of Directors of IMG Funds, an open-end management investment company, deems it advisable that Vintage Equity acquire all of the assets of CSF in exchange for the assumption by Vintage Equity of all of the liabilities of CSF and shares issued by IMG Funds which are thereafter to be distributed by CSF pro rata to its shareholders in complete liquidation and termination of CSF and in exchange for all of CSF's outstanding shares with the intent that the transactions described herein shall qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986;

         NOW THEREFORE, in consideration of these premises, this Plan of Reorganization is hereby adopted.

         1. On the Closing Date hereinafter identified IMG Funds will issue to CSF a number of full and fractional shares of Vintage Equity, taken at their net asset value, having an aggregate net asset value equal to the value of the net assets of CSF. The aggregate value of the net assets of CSF and Vintage Equity shall be determined in accordance with the then current Prospectus of IMG Funds as of 3:00 p.m. on the business day immediately preceding the Closing Date.

         2. The closing of the transaction contemplated in this Plan (the "Closing") shall be held at the offices of IMG, 2203 Grand Avenue, Des Moines, Iowa 50312-5338 (or at such other place as the parties hereto may agree) at 3:00 p.m. Central Standard Time on December 31, 1997, or on such earlier or later date as the parties hereto may mutually agree. The date on which the Closing is to be held as provided in this Agreement shall be known as the "Closing Date".

         In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary week-end and holiday closings or (b) trading on said Exchange is restricted or (c) as emergency exists as a result of which it is not reasonably practicable for either Vintage Equity or CSF to fairly determine the value of their respective assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

         3. As soon as practicable after the Closing Date, CSF shall (a) distribute on a pro rata basis to the shareholders of record of CSF at the close of business on the Closing Date the shares of Vintage Equity received by CSF at the Closing; and (b) be liquidated in accordance with applicable law and its Charter.

         4. The obligations of the parties under this Plan shall be subject to:

                  (a) Any required approval, at a meeting duly called for the purpose, of the holders of the outstanding shares of CSF of this Agreement and the transactions contemplated hereunder.

                  (b) The right to abandon and terminate this Agreement, if IMG Funds believes that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders.

         5. In addition to the right to terminate this Plan described in Section 4, this Plan may be terminated and the plan described in the Agreement abandoned at any time prior to the Closing Date, whether before or after action thereon by the shareholders of CSF, and notwithstanding favorable action by such shareholders, by action of the Board of Directors of IMG Funds for any reason.

         6. This Plan shall bind and inure to the benefit of the parties hereto and is not intended to confer upon any other person any rights or remedies hereunder.

                             IMG MUTUAL FUNDS, INC.
                            Plan of Reclassification


1.       BASIC PURPOSE OF PLAN.

         It is proposed to amend the Charter of IMG Mutual Funds, Inc. (the "Fund") to change and reclassify all of the Class A, Class B and Class C shares of the IMG Bond Fund series of the Fund's capital stock into Class D shares of the IMG Bond Fund series of the Fund's capital stock, and to cancel the Class A, Class B and Class C shares of the IMG Bond Fund series of the Fund's capital stock. The affirmative votes of the holders of a majority of the outstanding Class A, Class B and Class C shares, in person or by proxy, voting together as a single class, is necessary to effect the proposal, and to amend the Charter accordingly.

2.       PRESENT CAPITALIZATION.

         The total number of shares of capital stock which the Corporation currently has authority to issue is 100,000,000,000 shares of common stock with a par value of $.001 each ("Shares"), thereby having an aggregate par value of $100,000,000. Of the 100,000,000,000 Shares, 26,200,000,000 Shares have been classified into eleven series with 800,000,000 Shares have been classified as a series designated as the IMG Bond Fund series The various series are sometimes collectively referred to herein individually and collectively as a "Series".

         Shares of each of the IMG Bond Fund Series are further divided into four classes of Shares, designated as the Class A or "Investor" Shares, the Class B or "Select" Shares, the Class C or "Institutional" Shares and the Class D or "Advisor" Shares, respectively. Each such class of each of the IMG Core Stock Fund Series and the IMG Bond Fund Series consists of 200,000,000 Shares.

3.       REVISED CAPITALIZATION.

         Under this Plan of Reclassification (the "Plan"), the Charter of the Fund would be amended pursuant to Articles of Amendment, to provide, among other things, for the change and reclassification of the Class A, Class B and Class C shares of the IMG Bond Funds Series into Class D shares of the IMG Bond Fund series, and the cancellation of the Class A, Class B and Class C shares of the IMG Bond Fund series.

4. COMPARISON OF RIGHTS OF THE CLASS A, CLASS B AND CLASS C SHARES AND THE CLASS D SHARES OF THE IMG BOND FUND SERIES.

         A description of the differences between the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Class A, Class B and Class C Shares of the IMG Bond Fund Series, as compared to the Class D Shares of the IMG Bond Fund Series, is described in the Proxy Statement for the Fund, a copy of which has been delivered and reviewed by the Board of Directors of the Fund.

5.       THE PLAN.

         Pursuant to the Plan, all of the issued and outstanding shares of the Class A, Class B and Class C Shares of the IMG Bond Fund Series shall automatically be converted into Class D Shares of the IMG Bond Fund Series, as follows:

         a. All of the issued and outstanding Class A , Class B and Class C Shares of the IMG Bond Fund Series shall automatically be converted into that number of full and fractional shares of the Class D Shares of the IMG Bond Fund Series having an aggregate net asset value equal to the aggregate value of the net assets of the IMG Bond Fund Series that are allocable to the Class A, B and C Shares respectively of the IMG Bond Fund Series.

         The aggregate value of the net assets of IMG Bond Fund Series and the various Classes thereof shall be determined in accordance with the then current Prospectus of the Fund as of 3:00 p.m. on the business day immediately preceding the Closing Date (as hereinafter defined).

         In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary week-end and holiday closings or (b) trading on said Exchange is restricted or (c) as emergency exists as a result of which it is not reasonably practicable for the Fund to fairly determine the value of the assets of the IMG Bond Fund Series, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

         It is the unanimous intent of the Board of Directors that the Plan proposed herein will be tax-free by virtue of the Corporation's compliance with the requirements of Section 368(a)(1) (E) (and all related Sections) of the Internal Revenue Code of 1986, as amended, and all Treasury Department regulations promulgated thereunder.

6.       THE CONVERSION.

         If the Class A, Class B and Class C shareholders of the IMG Bond Fund Series approve the Plan, as of the Closing Date, the outstanding Class A, Class B and Class C Shares of the IMG Bond Fund Series will be automatically converted into Class D Shares of the IMG Bond Fund Series, as described in paragraph 5 above, and such Class A, Class B and Class C Shares shall be canceled. Upon such conversion, the Class A, Class B and Class C shareholders shall be deemed to own, as of the Closing Date, that number of full and fractional Class D Shares of the IMG Bond Fund Series as may be allocated to such shareholders on a pro rata basis, provided, however, that the Fund shall have the right to redeem any fractions of shares by paying to the shareholder the amount of the fraction multiplied by the net asset value of one Class D Share of the IMG Bond Fund Series determined at the time and in accordance with paragraph 5 above.

         The Board of Directors has determined that the conversion ratio set forth in this Plan is proper and desirable, and that all Shares issued pursuant to this Plan shall be fully-paid and non-assessable.

7.       METHOD OF CARRYING OUT THE PLAN.

         As soon as practicable after approval of the Plan by the Board of Directors, the proper officers of the Fund shall take the actions necessary to seek the approval of the holders of the Class A, Class B and Class C Shares of the IMG Bond Fund Series of the Plan. Upon such approval, the proper officers of the Fund will take the actions necessary to file Articles of Amendment with the State Department of Assessments and Taxation of Maryland (the "SDAT") to effectuate the Plan. The date on which the Articles of Amendment are accepted by the SDAT shall be deemed the "Closing Date."

         To the extent any shares of stock have been issued, each holder of a certificate representing Class A, Class B or Class C Shares of the IMG Bond Fund Series will be required to surrender the certificates, or execute affidavits regarding the status of such certificates.

         All appropriate book and tax accounting entries shall be made to reflect this transaction.

8.       TERMINATION.

         The Plan may be terminated at any time prior to the Closing Date, whether before or after action thereon by the shareholders of the Fund, and notwithstanding favorable action by such shareholders, by action of the Board of Directors of the Fund for any reason.

                                                                      EXHIBIT C

                             IMG MUTUAL FUNDS, INC.

                      ARTICLES OF AMENDMENT AND RESTATEMENT

         IMG Mutual Funds,  Inc., a Maryland  corporation  (which is hereinafter
called  the  "Corporation"),   hereby  certifies  to  the  State  Department  of
Assessments and Taxation of Maryland that:

                                      FIRST

         The Corporation desires to amend and restate its Charter as currently in effect pursuant to these Articles of Amendment and Restatement. These Articles of Amendment and Restatement set forth every Charter provision currently in effect.

                                     SECOND

         The Charter of the Corporation is hereby amended by striking in their entirety Articles FIRST through TWELFTH, inclusive, and by substituting in lieu thereof the following:

         "FIRST:  NAME. The name of the Corporation is

                             IMG MUTUAL FUNDS, INC.

         "SECOND: PURPOSES AND POWERS. The purposes for which the Corporation is formed and the business or objects to be carried on or promoted by it are to engage in the business of an investment company, and in connection therewith, to hold part or all of its funds in cash, to acquire by purchase, subscription, contract, exchange or otherwise, and to own, hold for investment, resale or otherwise, sell, assign, negotiate, exchange, transfer or otherwise dispose of, or turn to account or realize upon, and generally to deal in and with, all forms of stocks, bonds, debentures, notes, evidences of interest, evidences of indebtedness, warrants, certificates of deposit, bankers' acceptances, repurchase agreements, options on securities and other securities, commodity futures contracts and options thereon, irrespective of their form, the name by which they may be described, or the character or form of the entities by which they are issued or created (hereinafter sometimes called "Securities"), and to make payment therefor by any lawful means; to exercise any and all rights, powers and privileges of individual ownership or interest in respect of any and all such Securities, including the right to vote thereon and to consent and otherwise act with respect thereto; to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any and all such Securities; to acquire or become interested in any such Securities as aforesaid, irrespective of whether or not such Securities be fully paid or subject to further payments, and to make payments thereon as called for or in advance of calls or otherwise; and, in general, to do any or all such other things in connection with the objects and purposes of the Corporation hereinbefore set forth, as are, in the opinion of the Board of Directors of the Corporation, necessary, incidental, relative or conducive to the attainment of such objects and purposes; and to do such acts and things; and to exercise any and all such powers to the same extent authorized or permitted to a corporation Under any laws that may be now or hereafter applicable or available to the Corporation.

         In addition, the Corporation may issue, sell, acquire through purchase, exchange, or otherwise hold, dispose of, resell, transfer, reissue or cancel shares of its capital stock in any manner and to the extent now and hereafter permitted by the laws of Maryland and by this Charter.

         The foregoing matters shall each be construed as purposes, objects and powers, and none of such matters shall be in any wise limited by reference to, or inference from, any other of such matters or any other Article of this Charter, but shall be regarded as independent purposes, objects and powers and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation now or hereafter conferred by the laws of the State of Maryland, nor shall the expression of one thing be deemed to exclude another, although it be of like nature, not expressed.

         Nothing herein contained shall be constituted as giving the Corporation any rights, powers or privileges not permitted to it by law.

         "THIRD: PRINCIPAL OFFICE. The post office address of the principal office of the Corporation in this State is c/o Prentice Hall Corporation System, Maryland, 1123 Eutaw Street, Baltimore, Maryland 21201. The resident agent of the Corporation is Prentice Hall Corporation System, Maryland, the post office address of which is 1123 Eutaw Street, Baltimore, Maryland 21201. Said resident agent is a corporation of the State of Maryland.

         "FOURTH: CAPITAL STOCK.

(a) The total number of shares of capital stock which the Corporation shall have authority to issue is 100,000,000,000 shares of common stock with a par value of $.001 each ("Shares"), thereby having an aggregate par value of $100,000,000. Of the 100,000,000,000 Shares, 26,200,000,000 Shares shall be classified into eleven series as follows: (i) 800,000,000 Shares shall be classified as a series designated as the IMG Core Stock Fund series; (ii) 800,000,000 Shares shall be classified as a series designated as the IMG Bond Fund series; (iii) 5,000,000,000 Shares shall be classified as a series designated as the Liquid Assets Fund series; (iv) 5,000,000,000 Shares shall be classified as a series designated as the Municipal Assets Fund series; (v) 5,000,000,000 Shares shall be classified as a series designated as the Vintage Government Assets Fund series; (vi) 1,600,000,000 Shares shall be classified as a series designated as the Vintage Income Fund series; (vii) 1,600,000,000 Shares shall be classified as a series designated as the Vintage Municipal Bond Fund series; (viii) 1,600,000,000 Shares shall be classified as a series designated as the Vintage Equity Fund series; (ix) 1,600,000,000 Shares shall be classified as a series designated as the Vintage Balanced Fund series; (x) 1,600,000,000 Shares shall be classified as a series designated as the Vintage Aggressive Growth Fund series; and (xi) 1,600,000,000 Shares shall be classified as a series designated as the Vintage Limited Term Bond Fund series. Such series of common stock, together with any further series of Shares created by the Board of Directors, being referred to herein individually or collectively as a "Series".

                  Shares of each of the IMG Core Stock Fund Series and the IMG Bond Fund Series shall be further divided into four classes of Shares, designated as the Class A or "Investor" Shares, the Class B or "Select" Shares, the Class C or "Institutional" Shares and the Class D or "Advisor" Shares, respectively, or such other names as the Board of Directors may determine from time to time as a convenient and proper method for identifying such Shares in a Registration Statement filed with the Securities and Exchange Commission covering the offer and sale of such Shares to the public. Each such class of each of the IMG Core Stock Fund Series and the IMG Bond Fund Series shall consist of 200,000,000 Shares, par value $0.001 per Share.

                  Shares of each of the Liquid Assets Fund Series, the Municipal Assets Fund Series and the Vintage Government Assets Fund Series shall be further divided into four classes of Shares, designated as the Class A Shares, the Class B Shares, the Class C Shares and the Class D Shares, respectively, or such other names as the Board of Directors may determine from time to time as a convenient and proper method for identifying such Shares in a registration statement filed with the Securities and Exchange Commission covering the offer and sale of such Shares to the public. Each such class of each of the Liquid Assets Fund Series, the Municipal Assets Fund Series and the Vintage Government Assets Fund Series shall consist of 1,250,000,000 Shares, par value $0.001 per Share.

                  Shares of each of the Vintage Income Fund Series, the Vintage Municipal Bond Fund Series, the Vintage Equity Fund Series, the Vintage Balanced Fund Series, the Vintage Aggressive Growth Fund Series and the Vintage Limited Term Bond Fund Series shall be further divided into two classes of Shares, designated as the Class A Shares and the Class B Shares, respectively, or such other names as the Board of Directors may determine from time to time as a convenient and proper method for identifying such Shares in a registration statement filed with the Securities and Exchange Commission covering the offer and sale of such Shares to the public. Each such class of each of the Vintage Income Fund Series, the Vintage Municipal Bond Fund Series, the Vintage Equity Fund Series, the Vintage Balanced Fund Series, the Vintage Aggressive Growth Fund Series and the Vintage Limited Term Bond Fund Series shall consist of 800,000,000 Shares, par value $0.001 per Share.

                  Each of such classes of each such Series, together with any further class or classes of any other Series, shall be referred to herein individually as a "Class" and collectively as "Classes."

                  The Board of Directors of the Corporation shall have the power and authority to further classify or reclassify any unissued Shares from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such unissued Shares. Upon the creation of any further Series or Classes, the Board of Directors, shall, for purposes of identification, also have the power and authority to designate a name for the new Series or Class.

                  (b) A description of the relative preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualification and terms and conditions of redemption of all Series and Classes of Shares is as follows, unless otherwise set forth in Articles Supplementary filed with the Maryland State Department of Assessments and Taxation describing any further Series, Class or Classes from time to time created by the Board of Directors is as follows:

                           (i)      ASSETS  BELONGING  TO  A  SERIES  OR  CLASS.
All consideration received by the Corporation for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series or Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payment derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Asset Items (as hereinafter defined) allocated to that Series or Class as provided in the following sentence, are herein referred to as "assets belonging to" that Series or Class. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series or Class (collectively "General Asset Items"), the Board of Directors shall allocate such General Asset Items to and among any one or more of the Series or Classes created from time to time in such manner and on such basis as it, in its sole discretion, deems fair and equitable; and any General Asset Items so allocated to a particular Series or Class shall belong to that Series or Class. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all Series and Classes for all purposes.

                           (ii)     LIABILITIES BELONGING  TO A SERIES OR CLASS.
The assets belonging to each Series or Class shall be charged with the liabilities of the Corporation in respect of that Series or Class, and with all expenses, costs, charges and reserves attributable to that Series or Class and shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses, costs, charges and reserves, together with any General Liability Items (as hereinafter defined) allocated to that Series or Class as provided in the following sentence, are herein referred to as "liabilities belonging to" that Series or Class. In the event that there are any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular Series or Class (collectively "General Liability Items"), the Board of Directors shall allocate and charge such General Liability Items to and among any one or more of the Series or Classes created from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable; and any General Liability Items so allocated and charged to a particular Series or Class shall belong to that Series or Class. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all Series and Classes for all purposes.

                           (iii)   DIVIDENDS AND DISTRIBUTIONS. Unless otherwise
expressly provided hereunder, or hereafter in any Articles Supplementary creating any additional Series or Class of Shares, the holders of each Series and Class of Shares of the Corporation shall be entitled to dividends and distributions in such amounts and at such times as may be determined by the Board of Directors. Dividends and distributions paid with respect to the various Series or Classes of Shares may vary among such Series and Classes. Expenses related to distribution of, and other identified expenses as should be properly allocated to, the Shares of a particular Series or Class, may be charged to and borne solely by such Series or Class and the bearing of expenses solely by such Series or Class may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of such Series or Class of capital stock.

                           Dividends and  distributions  may be  paid  in  cash,
property or additional Shares of the same or another Series or Class, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have adopted which provides for the election by stockholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in Shares shall be paid at the net asset value thereof.

                           (iv)     VOTING  RIGHTS.  Unless otherwise  expressly
provided for hereunder or hereafter in any Articles Supplementary creating any additional Series or Class of Shares, on each matter submitted to a vote of stockholders, each holder of a Share of the capital stock of the Corporation shall be entitled to one vote for each Share outstanding and in such holder's name on the books of the Corporation, irrespective to Series or Classes thereof, and all Shares of all Series and Classes shall vote together as a single class; provided, however, that (a) as to any matter with respect to which separate votes of any Series or Class is required by the Investment Company Act of 1940, as amended and as it may be further amended from time to time (the "Investment Company Act"), or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, as amended from time to time (the "MGCL"), such requirement as to a separate vote of that Series or Class shall apply in lieu of a general vote of all Series and Classes as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more Series or Classes, then subject to paragraph (c) below, the Shares of all other Series or Classes not entitled to a separate vote shall vote together as a single class; and (c) as to any manner, which, in the judgment of the Board of Directors (which shall be conclusive), does not affect the interest of a particular Series or Class, such Series or Class shall not be entitled to any vote and only the holders of Shares of one or more affected Series and Classes shall be entitled to vote.

                           (v)      LIQUIDATION.   Unless   otherwise  expressly
provided for hereunder or hereafter in any Articles Supplementary creating any additional Series or Class of Shares, in the event of any liquidation, dissolution or winding up of the Corporation, or the liquidation of a particular Series or Class, whether voluntary or involuntary, holders of Shares of capital stock of the Corporation, or holders of Shares of the particular Series or Class, shall be entitled, after payment or provision for payment of the debts and the liabilities of the Corporation (as such liabilities may affect one or more Series or Classes of Shares), or after payment or provision for payment of the debts and the liabilities of the particular Series or Class, to share ratably in the assets of the Series or Class in which they have investment. The determination of the Board of Directors shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the allocation of liabilities and expenses to a given Series or Class, and as to whether the general assets of the Corporation are allocable to any one or more Series or Classes.

                           (vi)     REDEMPTIONS    AND    REPURCHASES.    Unless
otherwise expressly provided for hereunder or hereafter in any Articles Supplementary creating any additional Series or Class of Shares, the Corporation under the circumstances described below may redeem or repurchase Shares as follows:

                                    1.      OBLIGATION  OF  THE  CORPORATION  TO
REDEEM SHARES. Each holder of Shares of any Series or Class shall be entitled at his option to require the Corporation to redeem all or any part of the Shares of that Series or Class owned by such holder, upon written or telegraphic request to the Corporation or its designated agent, accompanied by such other evidence of ownership as shall be specified by the Board of Directors, for the proportionate interest per Share in the assets of the Corporation belonging to that Series or Class, or the cash equivalent thereof (being the net asset value per Share of that Series or Class determined as provided in Article SEVENTH hereof, less such redemption fee or sales charge, if any, as may be established by the Board of Directors from time to time in its discretion and in accordance with the Investment Company Act or other applicable law), subject to and in accordance with the provisions of paragraphs 4, 5 and 6 of this Article FOURTH
(b)(vi). Notwithstanding the foregoing, the Board of Directors may suspend the right of stockholders of any Series or Class to require the Corporation to redeem Shares held by them for such periods and to the extent permitted by, or in accordance with, the Investment Company Act and any rule or regulation thereunder.

                                    2.      RIGHT OF THE  CORPORATION TO  REDEEM
SHARES. In addition, the Board of Directors may, from time to time in its discretion, authorize the Corporation to require the redemption of all or any part of the outstanding Shares of any Series or Class, for the proportionate interest per Share in the assets of the Corporation belonging to that Series or Class, or the cash equivalent thereof (being the net asset value per Share of that Series or Class determined as provided in Article SEVENTH hereof, less such redemption fee or sales charge, if any, as may be established by the Board of Directors from time to time in its sole discretion and in accordance with the Investment Company Act or other applicable law), subject to and in accordance with the provisions of paragraphs 4, 5 and 6 of this Article FOURTH (b)(vi), upon the sending of written notice thereof to each stockholder whose Shares are to be redeemed and upon terms and conditions as the Board of Directors shall deem advisable.

                                    3.      RIGHT    OF   THE   CORPORATION   TO
REPURCHASE SHARES. In addition, the Board of Directors may, from time to time in its discretion, authorize the officers of the Corporation to repurchase Shares of any Series or Class, either directly or through an agent, subject to and in accordance with the provisions of paragraphs 4, 5 and 6 of this Article FOURTH
(b)(vi). The terms and conditions of such repurchase and the price to be paid by the Corporation upon any such repurchase shall be determined, in the discretion of the Board of Directors in accordance with any provision of the Investment Company Act or any rule or regulation thereunder.

                                    4.      The day as  of which  the net  asset
value per Share of a particular Series or Class applicable to any redemption pursuant to paragraphs 1 or 2 of this Article FOURTH (b)(vi) shall be computed shall be such time as may be determined by or pursuant to the direction of the Board of Directors (which time may differ from Series to Series and Class to Class).

                                    5.      Payment  of    the   redemption   or
repurchase price by the Corporation or its designated agent shall be made in cash within seven days after the time used for determination of the redemption or repurchase price but in no event prior to delivery to the Corporation or its designated agent of the certificate or certificates for the Shares so redeemed or repurchased, or of such other evidence of ownership as shall be specified by the Board of Directors; except that any payment may be made in whole or in part in Securities or other assets of the Corporation belonging to that Series or Class if, in the event of the closing of the New York Stock Exchange or the happening of any event at any time prior to actual payment which makes the liquidation of Securities in orderly fashion impracticable or impossible, the Board of Directors shall determine that payment in cash would be prejudicial to the best interests of the remaining stockholders of that Series or Class. In making any such payment in whole or in part in Securities or other assets of the Corporation belonging to that Series or Class, the Corporation shall, as nearly as may be practicable, deliver Securities or other assets of a gross value (determined in the manner provided in Article SEVENTH hereof) representing the same proportionate interest in the Securities and other assets of the Corporation belonging to that Series or Class as is represented by the Shares of that Series or Class so to be paid for (less such redemption fee or sales charge, if any, as may be established by the Board of Directors from time to time in its discretion and in accordance with the Investment Company Act or other applicable law). Delivery of the Securities included in any such payment shall be made as promptly as any necessary transfer on the books of the several corporations which Securities are to be delivered may be made.

                                    6.      The right of the  holder  of  Shares
redeemed or  repurchased  by the  Corporation as provided in this Article FOURTH
(b)(vi) to receive dividends thereon and all other rights of such holder with respect to such Shares shall forthwith cease and terminate from and after the time as of which the redemption or repurchase price of such Shares has been determined (except the right of such holder to receive (a) the redemption or repurchase price of such Shares from the Corporation or its designated agent, in cash and/or Securities or other assets of the Corporation , and (b) any dividend to which such holder had previously become entitled as the record holder of such Shares on the record date for such dividend, and, with respect to Shares otherwise entitled to vote, except the right of such holder to vote at a meeting of stockholders with respect to such Shares owned of record by him on the record date for such meeting).

                                    7.      Shares   of   any  Series  or  Class
redeemed  shall   constitute   authorized  but  unissued   Shares,   subject  to
classification or reclassification.

                           (vii)    CONVERSION   OR   EXCHANGE  RIGHTS.   Unless
otherwise expressly provided for hereunder or hereafter in any Articles Supplementary creating any additional Series or Class of Shares, and subject to compliance with the requirements of the Investment Company Act and other applicable law, the holders of Shares of any Series or Class shall have the right to convert or exchange said Shares into Shares of one or more other Classes or Series in accordance with such requirements and procedures as may be established by the Board of Directors.

                           (viii)   CLASSES.     Unless    otherwise   expressly
provided for hereunder or hereafter in any Articles Supplementary creating any additional Class of Shares, each Class of each Series shall be identical in all respects, except each Class of each Series may be issued and sold subject to such different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, and to such expenses (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administrative or service agreement, plan or other arrangement, however designated) as the Board of Directors may from time to time establish in accordance with the Investment Company Act and other applicable law.

                  (c) No holder of Shares shall have preemptory rights or be entitled as such, as a matter of right, to purchase or subscribe for any part of any new or additional Shares of the Corporation.

         All persons who shall acquire Shares shall acquire the same subject to the provisions of this Charter.

                  (d) The Corporation may issue and sell fractions of Shares of capital stock having pro rata all the rights of full Shares, including, without limitation, the right to vote and to receive dividends or distributions, and wherever the words "Share" or "Shares" are used in the Charter or By-Laws of the Corporation, they shall be deemed to include fractions of Shares, where the context does not clearly indicate that only full Shares are intended.

         "FIFTH: DIRECTORS. The number of directors of the Corporation shall be seven (7), which number may be increased or decreased pursuant to the Bylaws of the Corporation, but shall never be less than three (3), unless the number of stockholders is less than three (3), in which case the number of directors shall not be less than the number of stockholders. The names of the directors currently in office and who shall act until the next annual meeting of the stockholders and until their successors are duly elected and qualified are:
__________,  ____________ and  _____________.  Unless otherwise  provided in the
By-Laws of the Corporation, the directors of the Corporation need not be stockholders.

         "SIXTH: PROVISIONS FOR DEFINING. LIMITING AND REGULATING THE POWERS OF THE CORPORATION. DIRECTORS AND STOCKHOLDER.

                  (a) BOARD OF DIRECTORS. The Board of Directors shall have the general management and control of the business and property of the Corporation, and may exercise all the powers of the Corporation, except such as are by statute or by the Charter or by the By-Laws conferred upon or reserved to the stockholders. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is hereby empowered:

                           (i)      To  authorize  the  issuance and sale,  from
time to time, of Shares of any Series or Class, whether now or hereafter authorized, or securities convertible into Shares of any Series or Class, whether now or hereafter authorized, whether for cash or property at not less than the par value thereof, in the manner and to the extent now or hereafter permitted by the laws of Maryland; provided, however, that the consideration per Share to be received by the Corporation upon the sale of Shares of any Series or Class shall not be less than the net asset value (determined as provided in Article SEVENTH hereof) per Share of that Series or Class outstanding at the time (determined by the Board of Directors) as of which the computation of such net asset value shall be made, less such sales or other charge or fee, if any, as may be established by the Board of Directors from time to time in its sole discretion and in accordance with the Investment Company Act or other applicable law.

                           (ii)     To  authorize the execution and  performance
by the Corporation of an agreement or agreements, which may be exclusive contracts, with any person, as distributor, providing for the distribution of Shares of any Series or Class.

                           (iii)    To  authorize the execution and  performance
by the Corporation of an agreement or agreements with any person providing for the investment and other operations of the Corporation.

                  The Corporation may in its By-Laws confer powers on the Board of Directors in addition to the powers expressly conferred by statute.

                  (b) QUORUM; ADJOURNMENT; MAJORITY VOTE. The presence in person or by proxy of the holders of one-third of the Shares of all Series and Classes issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the stockholders except as otherwise provided by law or in the Charter of the Corporation, and except that where the holders of Shares of any Series or Class are entitled to a separate vote as a class (a "Separate Class"), or where the holders of Shares of two or more (but not all) Series or Classes are required to vote as a single class (a "Combined Class"), the presence in person or by proxy of the holders of one-third of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat, shall constitute a quorum for such vote. If, however, a quorum with respect to all Series and Classes, a Separate Class or a Combined Class, as the case may be, shall not be present or represented at any meeting of the stockholders, the holders of a majority of the Shares of all Series and Classes, such Separate Class or such Combined Class, as the case may be, present in person or by proxy and entitled to vote shall have power to adjourn the meeting from time to time as to all Series and Classes, such Separate Class or such Combined Class, as the case may be, without notice other than announcement at the meeting, until the requisite number of Shares entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite number of Shares entitled to vote thereat shall be represented any business may be transacted which might have been transacted at the meeting as originally notified. The absence from any meeting of stockholders of the number of Shares in excess of one-third of the Shares of all Series and Classes or of the affected Series or Class or Classes, as the case may be, which may be required by the laws of the State of Maryland, the Investment Company Act of 1940 or any other applicable law, or this Charter for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of Shares required for action in respect of such other matter or matters. Notwithstanding any provision of law requiring any action to be taken or authorized by the holders of a greater proportion than a majority of the Shares of all Series and Classes or of the Shares of a particular Series or Series or particular Class or Classes, as the case may be, entitled to vote thereon, such action shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of the Shares of all Series and Classes or such Series, Class or Classes, as the case may be, outstanding and entitled to vote thereon.

                  (c) The Corporation reserves the right to adopt from time to time any amendment to its Charter, as now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in the Charter, of any outstanding capital stock.

         "SEVENTH:        DETERMINATION  OF NET ASSET  VALUE.  For the  purposes
referred to hereunder, the net asset value per Share of any Series or Class shall be determined by or pursuant to the direction of the Board of Directors in accordance with the following provisions:

                  (a) Net asset value per Share of a particular Series or Class on any day shall be computed as follows:

                           The net asset value per Share of that Series or Class
                  shall be the quotient obtained by dividing the "net value of the assets" of the Corporation belonging to that Series or Class by the total number of Shares of that Series or Class at the time deemed to be outstanding (including Shares sold whether paid for and issued or not, and excluding Shares redeemed or repurchased on the basis of previously determined values, whether paid for and received or not).

                           The "net  value  of the  assets"  of the  Corporation
                  belonging to a particular Series or Class shall be the "gross value" of the assets belonging to that Series or Class after deducting the amount of all incurred and accrued and unpaid liabilities belonging to that Series or Class.

                           The  "gross  value"  of  the  assets  belonging  to a
                  particular Series or Class shall be the amount of all cash and receivables and the market value of all Securities and other assets held by the Corporation and belonging to that Series or Class at the time as of which the determination is made. Securities held shall be valued at market value or, in the absence of readily available market quotations, at fair value, both as determined pursuant to methods approved by the Board of Directors and in accordance with applicable statutes and regulations.

                  (b) The Board of Directors may determine to maintain the net asset value per Share of any Series or Class at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the Investment Company Act and the MGCL for the continuing declaration of income attributable to that Series or Class as dividends and for the handling of any losses attributable to that Series or Class. Such procedures may provide that in the event of any loss, each stockholder shall be deemed to have contributed to the capital of the Corporation attributable to that Series or Class the stockholder's pro rata portion of the total number of Shares required to be canceled in order to permit the net asset value per Share of that Series or Class to be maintained, after reflecting such loss, at the designated constant dollar amount. Each stockholder of the Corporation shall be deemed to have agreed, by the stockholder's investment in any Series or Class with respect to which the Board of Directors shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

                  (c) The Board of Directors is empowered, in its absolute discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary or desirable and are consistent with the provisions of the Investment Company Act and the rules and regulations thereunder.

         "EIGHTH: DETERMINATION BINDING. Any determination made by or pursuant to the direction of the Board of Directors in good faith, and so far as accounting matters involved are in accordance with accepted accounting practice, as to the amount of the assets, obligations or liabilities of the Corporation belonging to any Series or Class, as to the amount of the net income of the Corporation belonging to any Series or Class for any period or amounts that are any time legally available for the payment of dividends on Shares of any Series or Class, as to the amount of any reserves or charges set up with respect to any Series or Class and the property thereof, as to the time of or purpose for creating any reserves or charges with respect to any Series or Class, as to the use, alteration or cancellation of any reserves or charges with respect to any Series or Class (whether or not any obligation or liability for which such reserves or charges shall have been created or shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price or closing bid or asked price of any Security owned or held by the Corporation and belonging to any Series or Class, as to the market value of any Security or fair value of any other asset owned by the Corporation and belonging to any Series or Class, as to the number of Shares of any Series or Class outstanding or deemed to be outstanding, as to the impracticability or impossibility of liquidating Securities in orderly fashion, as to the extent to which it is practicable to deliver the proportionate interest in the Securities and other assets of the Corporation belonging to any Series or Class represented by any Shares belonging to any Series or Class redeemed or repurchased in payment for any such Shares, as to the method of payment for any such Shares redeemed or repurchased, or as to any other matters relating to the issue, sale, redemption, repurchase, and/or other acquisition or disposition of Shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of Shares of all Series and Classes past, present and future, and the Shares of all Series and Classes are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid. No provision of the Charter of the Corporation shall be effective to (a) bind any person to waive compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act or any valid rule, regulation or order of the Securities and Exchange Commission thereunder, or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders in contravention of the Securities Act of 1933, as amended, or the Investment Company Act.

         "NINTH: LIABILITIES OF DIRECTOR OR OFFICER. A director or former director or officer or former officers of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of a duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940).

         No amendment, modification or repeal of this Article NINTH shall adversely affect any right or protection of a director or former director or officer or former officer that exists at the time of such amendment, modification or repeal.

         "TENTH: INDEMNIFICATION OF DIRECTORS. OFFICERS AND EMPLOYEES. The Corporation shall indemnify to the fullest extent permitted by law (including the MGCL and the Investment Company Act) any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. To the fullest extent permitted by law (including the MGCL and the Investment Company Act), expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer or employee as provided above. No amendment of this Article TENTH shall impair the rights of any person arising at any time with respect to an event occurring prior to such amendment. For purposes of this Article TENTH, the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust, employee benefit plan or other entity; "service at the request of the Corporation" shall include service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to any employee benefit plan shall be deemed to be indemnificable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation."

                                      THIRD

         The Board of Directors of the Corporation, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the MGCL, duly advised the foregoing amendment and restatement of the Charter of the Corporation and the stockholders of the Corporation, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the MGCL, duly approved the foregoing amendment and restatement of the Charter of the Corporation.

         IN WITNESS WHEREOF, IMG MUTUAL FUNDS, INC. has caused these Articles of Amendment and Restatement to be signed and acknowledged in its name and on its behalf by its President and attested to by its Secretary on this ______ day of ______, _____; and its President acknowledges that these Articles of Amendment and Restatement are the act of IMG Mutual Funds, Inc., and he/she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his/her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:                                   IMG MUTUAL FUNDS, INC.


______________________________            By: _________________________
                  , Secretary                             , President

                                TABLE OF CONTENTS

                                                                     PAGE

SYNOPSIS.....................................................

RISK FACTORS.................................................

PROPOSAL 1: CS FUND PLAN OF
REORGANIZATION...............................................

PROPOSAL 3: BOND FUND PLAN OF
RECLASSIFICATION.............................................

IMG MUTUAL FUNDS, INC........................................

PROPOSALS 2 AND 4: APPROVAL OF INVESTMENT
ADVISORY AGREEMENT...........................................

PROPOSAL 5: ELECTION OF DIRECTORS............................

PROPOSAL 6: ARTICLES OF AMENDMENT............................

INFORMATION RELATING TO VOTING MATTERS.......................

INFORMATION FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION..........................................

OTHER BUSINESS...............................................

LEGAL MATTERS................................................

SHAREHOLDER INQUIRIES........................................

EXHIBIT A--PLAN OF REORGANIZATION............................

EXHIBIT B--PLAN OF RECLASSIFICATION..........................

EXHIBIT C--ARTICLES OF AMENDMENT.............................

                             IMG MUTUAL FUNDS, INC.

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, JANUARY ___, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE FUND

The undersigned hereby appoints David Lundquist and David Miles, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders IMG Mutual Funds, Inc. on January ___, 1998, at 10:00 a.m., Central Standard Time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE DIRECTORS RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such; if a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

CHANGE OF ADDRESS NOTIFICATION. Please use this form to inform us of any change in address or telephone number. Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

Has your address changed?


FOR CORE STOCK FUND SHAREHOLDERS ONLY

1.       Approval of the  Plan of Reorganization

                     FOR         AGAINST           ABSTAIN
                    [   ]         [   ]             [   ]

2. Approval of the new Advisory Agreement between the Fund and Investors Management Group, ("IMG") following a change of ownership of IMG.

                     FOR         AGAINST           ABSTAIN
                    [   ]         [   ]             [   ]


FOR BOND FUND SHAREHOLDERS ONLY

3.       Approval of the  Plan of Reclassification

                     FOR         AGAINST           ABSTAIN
                    [   ]         [   ]             [   ]


4. Approval of the new Advisory Agreement between the Fund and Investors Management Group, ("IMG") following a change of ownership of IMG.

                     FOR         AGAINST           ABSTAIN
                    [   ]         [   ]             [   ]



FOR ALL SHAREHOLDERS

5.       Election of Directors

         Lu (Baggenstos) Farber, William J. Howard, Steven Zumbach, Barbara P. Hazelhurst, Edward J. Stanek, Fred Lorber, John G. Taft, and Debra L. Johnson


                  [    ]   FOR all nominees listed
                  [    ]   WITHHOLD AUTHORITY to vote for all nominees listed
                           (To  withhold  authority  to vote for any  individual
                           nominee(s),  write  the  name in the  space  provided
                           below.
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________



6. Approval of the Articles of Amendment.

                     FOR         AGAINST           ABSTAIN
                    [   ]         [   ]             [   ]


Please be sure to sign and date this Proxy:


------------------------------------
Shareholder sign here

----------------------------------
Co-owner sign here


Dated: ____________________, 1998.

                             IMG MUTUAL FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.

         This Statement of Additional Information contains or incorporates information which may be of interest to investors but which is not included in the combined Proxy Statement/Prospectus (the "Prospectus") of IMG Mutual Funds, Inc. dated January ___, 1998, relating to the reorganization of the Core Stock Fund into the Vintage Equity Fund. The Statement of Additional Information for IMG Mutual Funds, Inc. dated August 27, 1997, and the Statement of Additional Information for IMG Mutual Funds, Inc. dated ____________, 1998 (which includes information about the Vintage Equity Fund), have been filed with the Securities and Exchange Commission and are incorporated herein by reference. This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus. A copy of the ___________, 1998 Prospectus may be obtained, without charge, by writing IMG Mutual Funds, Inc., 2203 Grand Avenue, Des Moines, Iowa 50312-5338 or by calling 800-298-1819.

   The date of this Statement of Additional Information is January ___, 1998.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Des Moines, State of Iowa, on the 16th day of December, 1997.


                                  IMG MUTUAL FUNDS, INC.

                                  By _/s/__Mark A. McClurg________________
                                  Mark A. McClurg, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the date indicated.

           Signature                  Title


_/s/__David W. Miles________  Director
           David W.  Miles

_/s/__Mark A. McClurg_______  President, Principal
           Mark A. McClurg    Executive Officer,
                              Principal Financial and
                              Accounting Officer and
                              Director
                              __________________________
                                                        |
_/s/__Johnny Danos__________  Director                   > _/s/_David W. Miles__
           Johnny Danos                                 |  by David W. Miles
                                                        |  Attorney in Fact
_/s/__David Lundquist_______  Chairman & Director       |  December 16, 1997
           David Lundquist                              |
                                                        |
_/s/__Debra Johnson_________  Director                  |
           Debra Johnson                                |
                                                        |
_/s/__Edward Stanek_________  Director                  |
           Edward Stanek                                |
                              __________________________|

                                     PART C
                                OTHER INFORMATION

Item 15. INDEMNIFICATION

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Section 2-418 of the Maryland General Corporation Law permits the Registrant to indemnify directors and officers. In addition, Section 2-405.1 sets forth the standard of care for directors and Section 2-405.2 allows the Registrant to include in the Charter provisions further limiting the liability of the directors and officers in certain circumstances. Article ELEVENTH of the Articles of Incorporation included herewith as Exhibit 1(a) (the "Articles") limits the liability of any director or officer of the Registrant arising out of a breach of fiduciary duty, subject to the limits of the Investment Company Act of 1940 (the "1940 Act"). Article TWELFTH of the Articles and Article VII of the Bylaws, included herewith as Exhibit (2), makes mandatory the indemnification of any person made or threatened to be made a party to any action by reason of the facts that such person is or was a director, officer or employee, subject to the limits otherwise imposed by law or by the 1940 Act.

         In addition, Paragraph 7 of the Advisory Agreement included herewith as
Exhibit 5(b)(1), and Article III of the Distribution Agreement, included herewith as Exhibit 6(a), provide that Investors Management Group ("IMG") and IMG Financial Services, Inc. ("IFS"), shall not be liable to the Registrant for any error, judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management provided by IMG or for any distribution services provided by IFS to the Registrant for the performance of the duties under such agreements, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligation and duties under such agreements. In addition,
Article IV of the Distribution Agreement and Paragraph 8 of the Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent Agreement, included herewith as Exhibit 5(a)(f), further indemnify IFS and IMG against certain liabilities arising out of the performance of such agreements.


EXHIBITS

     EXHIBIT NO.             DESCRIPTION
     -----------             -----------

        1.(a) Articles of Incorporation, incorporated by reference to the Fund's N1-A Registration
                        Statement, filed December 14, 1994

          (b)           Articles of Amendment and Restatement
                        (included as Exhibit "C" to Proxy Statement/Prospectus)

          (c)           Form of Articles Supplementary to be filed by amendment

        2.              Bylaws, incorporated by reference to the Fund's
                        N1-A Registration Statement, filed December 14, 1994

        4. (a) Form of Plan of Reorganization (included as Exhibit "A" to Proxy Statement/Prospectus)

           (b) Form of Plan of Reclassification (included as Exhibit "B" to Proxy Statement/Prospectus)

        5. Form of Investment Advisory Agreement incorporated by reference to P.E. Amendment No. 7 to the Fund's N1-A Registration Statement filed November 7, 1997

        6. Form of Distribution Agreement incorporated by reference to P.E. Amendment No. 7 to the Fund's N1-A Registration Statement filed November 7, 1997

        8. Form of Custodial Agreement incorporated by reference to P.E. Amendment No. 7 to the Fund's N1-A Registration Statement filed November 7, 1997

       10. (a)          Distribution Plan incorporated by reference to P.E.
                        Amendment No. 7 to the Fund's N1-A Registration Statement filed November 7, 1997

           (b)          Amended 18f3 Plan incorporated by reference to P.E.
                        Amendment No. 8 to the Fund's N1-A Registration Statement filed November 7, 1997

       11. Opinion and Consent of Messrs. Ober, Kaler, Grimes & Schriver to be filed by amendment

       12. (a)          Tax opinion of Cline, Williams, Wright, Johnson
                        & Oldfather

       12. (b)          Tax opinion of Cline, Williams, Wright, Johnson
                        & Oldfather

       14.              Consents of KPMG Peat Marwick LLP

       16.              Power of Attorney


UNDERTAKINGS

         (1) The undersigned Company agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Company agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) Prior to commencing the continuous public offering of shares of the fund, Registrant hereby undertakes to fill a post-effective amendment to its Form N-14 Registration Statement, using financial statements which need not be certified, to reflect the consummation of the transactions described in the Prospectus/Information Statement under the caption "Capitalization."

                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
IMG Mutual Funds, Inc.

We consent to incorporation by reference in the registration statement on Form N-14 of IMG Mutual Funds, Inc. of our report dated May 30, 1997, relating to the financial statements and financial highlights for each of the portfolios within IMG Mutual Funds, Inc. dated April 30, 1997, and references to our Firm under the headings "FINANCIAL HIGHLIGHTS" and "SHAREHOLDER REPORTS AND MEETINGS" in the IMG Mutual Funds, Inc. Prospectus dated August 27, 1997, and "REPORTS TO SHAREHOLDERS" and "INDEPENDENT AUDITORS" in the IMG Mutual Funds, Inc. Statement of Additional Information dated August 27, 1997. The above-mentioned financial statements, Prospectus, and Statement of Additional Information are incorporated by reference into the Proxy Statement/Prospectus and Statement of Additional Information, which constitute part of this Registration Statement.



KPMG Peat Marwick LLP

Des Moines, Iowa
December 18, 1997

                             IMG MUTUAL FUNDS, INC.

                                  EXHIBIT INDEX
    Exhibit
    Number      Description                                                Page
    ------      -----------                                                ----
     1.  (a)    Articles of Incorporation, incorporated by reference
                to the Fund's Registration Statement, filed
                December 14, 1994............................................

     1.  (b)    Articles of Amendment and Restatement (included as
                Exhibit C to Proxy Statement/Prospectus).....................

     1.  (c)    Form of Articles Supplementary to be filed by amendment......

     2.         Bylaws, incorporated by reference to the Fund's
                Registration Statement, filed December 14, 1994..............

     4.  (a)    Form of Plan of Reorganization (included as Exhibit
                "A" to Proxy Statement/Prospectus)...........................

     4.  (b)    Form of Plan of Reclassification (included as Exhibit
                "B" to Proxy Statement/Prospectus)...........................

     5. Form of Investment Advisory Agreement, incorporated by reference to P.E. Amendment No. 7 to the Fund's N-1A
                Registration Statement, filed November 7, 1997...............

     6.         Form of  Distribution  Agreement,  incorporated  by
                reference to P.E. Amendment No. 7 to the Fund's N-1A
                Registration  Statement, filed November 7, 1997..............

     8. Form of Custodial Agreement, incorporated by reference to P.E. Amendment No. 7 to the Fund's N-1A Registration
                Statement, filed November 7, 1997............................

    10. (a) Distribution Plan, incorporated by reference to P.E. Amendment No. 7 to the Fund's N-1A Registration
                Statement, filed November 7, 1997............................

    10. (b)     Amended 18f3 Plan incorporated by reference to P.E.
                Amendment No. 8 to the Fund's N-1A Registration
                Statement, filed November 12, 1997...........................

    11.         Opinion of Ober, Kaler, Grimes & Shriver to be
                filed by amendment...........................................

    12. (a)     Tax Opinion of Cline, Williams, Wright, Johnson & Oldfather..

    12. (b)     Tax Opinion of Cline, Williams, Wright, Johnson & Oldfather..

    14.         Consent of KPMG Peat Marwick LLP.............................

    16.         Power of Attorney............................................